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                                                                   EXHIBIT 10-31

                               EXELON CORPORATION

                     CHANGE IN CONTROL EMPLOYMENT AGREEMENT
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                                TABLE OF CONTENTS

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Article I.  Definitions.................................................       1

   1.1     "Accrued Annual Incentive"...................................       1
   1.2     "Accrued Base Salary"........................................       1
   1.3     "Accrued LTIP Award".........................................       1
   1.4     "Accrued Obligations"........................................       1
   1.5     "Affiliate"..................................................       1
   1.6     "Agreement Date".............................................       2
   1.7     "Agreement Term".............................................       2
   1.8     "Annual Incentive"...........................................       2
   1.9     "Applicable Trigger Date"....................................       2
   1.10    "Article"....................................................       2
   1.11    "Base Salary"................................................       2
   1.12    "Beneficial Owner"...........................................       2
   1.13    "Beneficiary"................................................       3
   1.14    "Board"......................................................       3
   1.15    "Cause"......................................................       3
   1.16    "Change Date"................................................       3
   1.17    "Change in Control"..........................................       3
   1.18    "Code".......................................................       5
   1.19    "Company"....................................................       5
   1.20    "Competitive Business".......................................       5
   1.21    "Confidential Information"...................................       5
   1.22    "Current Post-Merger Period".................................       6
   1.23    "Disability".................................................       6
   1.24    "Disaggregated Entity".......................................       6
   1.25    "Disaggregation".............................................       6
   1.26    "Employer"...................................................       6
   1.27    "Exchange Act"...............................................       6
   1.28    "Good Reason"................................................       6
   1.29    "Imminent Control Change"....................................       6
   1.30    "Imminent Control Change Period".............................       7
   1.31    "Incentive Plan".............................................       7
   1.32    "including"..................................................       8
   1.33    "Incumbent Board"............................................       8
   1.34    "IRS"........................................................       8
   1.35    "LTIP".......................................................       8
   1.36    "LTIP Performance Period"....................................       8
   1.37    "LTIP Target Level"..........................................       8
   1.38    "Merger".....................................................       8
   1.39    "Notice of Termination"......................................       8
   1.40    "Performance Shares".........................................       8
   1.41    "Person".....................................................       8
   1.42    "Plans"......................................................       8
   1.43    "Post-Change Period".........................................       8
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   1.44    "Post-Disaggregation Period".................................       8
   1.45    "Post-Significant Acquisition Period"........................       9
   1.46    "Restricted Stock"...........................................       9
   1.47    "SEC"........................................................       9
   1.48    "SEC Person".................................................       9
   1.49    "Section"....................................................       9
   1.50    "SERP".......................................................       9
   1.51    "Severance Incentive"........................................       9
   1.52    "Severance Period"...........................................       9
   1.53    "Significant Acquisition"....................................       9
   1.54    "Stock Options"..............................................      10
   1.55    "Target Incentive"...........................................      10
   1.56    "Taxes"......................................................      10
   1.57    "Termination Date"...........................................      10
   1.58    "Termination of Employment"..................................      10
   1.59    "20% Owner"..................................................      11
   1.60    "Voting Securities"..........................................      11
   1.61    "Welfare Plans"..............................................      11

Article II.  Terms of Employment........................................      11

   2.1     Position and Duties During Current Post-Merger Period. ......      11
   2.2     Position and Duties During a Post-Change Period. ............      11
   2.3     Position and Duties During an Imminent Control Change Period.      11
   2.4     Position and Duties During a Post-Significant Acquisition
           Period. .....................................................      12
   2.5     Position and Duties During a Post-Disaggregation Period. ....      12
   2.6     Executive's Obligations .....................................      12
   2.7     Base Salary During the Current Post-Merger Employment
           Period and Post-Change Period................................      12
   2.8     Annual Incentive.............................................      13
   2.9     Other Compensation and Benefits..............................      13

Article III.  Termination of Employment.................................      16

   3.1     Disability...................................................      16
   3.2     Death. ......................................................      17
   3.3     Termination by the Company for Cause.........................      17
   3.4     Termination by the Executive for Good Reason.  ..............      19

Article IV.  Company's Obligations Upon Certain Terminations
             of Employment..............................................      22

   4.1     Termination During the Current Post-Merger Period,
           Post-Change Period, or Post-Significant Acquisition Period ..      22
   4.2     Termination During an Imminent Control Change Period. .......      26
   4.3     Termination During a Post-Disaggregation Period. ............      29
   4.4     Timing of Severance Payments. ...............................      31
   4.5     Waiver and Release...........................................      31
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   4.6     Breach of Covenants .........................................      31
   4.7     Termination by the Company for Cause ........................      31
   4.8     Termination by Executive Other Than for Good Reason .........      31
   4.9     Termination by the Company for Disability ...................      31
   4.10    Upon Death ..................................................      32
   4.11    Sole and Exclusive Obligations ..............................      32

Article V.  Certain Additional Payments by the Company..................      32

   5.1     Gross-Up Payment ............................................      32
   5.2     Limitation on Gross-Up Payments..............................      33
   5.3     Additional Gross-up Amounts .................................      34
   5.4     Amount Increased or Contested................................      34
   5.5     Refunds .....................................................      36

Article VI.  Expenses, Interest and Dispute Resolution..................      36

   6.1     Enforcement and Late Payments................................      36
   6.2     Interest.  ..................................................      37
   6.3     Arbitration .................................................      37

Article VII.    No Adverse Effect on Pooling of Interests...............      38

Article VIII.   No Set-off or Mitigation................................      38

   8.1     No Set-off by Company........................................      38
   8.2     No Mitigation ...............................................      38

Article IX.  Restrictive Covenants......................................      38

   9.1     Confidential Information.  ..................................      38
   9.2     Non-Competition :............................................      39
   9.3     Non-Solicitation ............................................      39
   9.4     Intellectual Property .......................................      40
   9.5     Reasonableness of Restrictive Covenants......................      41
   9.6     Right to Injunction; Survival of Undertakings................      41

Article X.  Non-Exclusivity of Rights...................................      42

   10.1    Other Rights  ...............................................      42
   10.2    No Right to Continued Employment.............................      42

Article XI. Miscellaneous...............................................      42

   11.1    No Assignability  ...........................................      43
   11.2    Successors   ................................................      43
   11.3    Affiliates  .................................................      43
   11.4    Payments to Beneficiary  ....................................      43
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   11.5    Non-Alienation of Benefits  .................................      43
   11.6    Severability  ...............................................      43
   11.7    Amendments  .................................................      43
   11.8    Notices  ....................................................      43
   11.9    Joint and Several Liability .................................      44
   11.10   Counterparts ................................................      44
   11.11   Governing Law ...............................................      44
   11.12   Captions  ...................................................      44
   11.13   Number and Gender   .........................................      44
   11.14   Tax .........................................................      44
   11.15   No Waiver....................................................      45
   11.16   Entire Agreement ............................................      45
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                                   CORPORATION

                     CHANGE-IN-CONTROL EMPLOYMENT AGREEMENT

      THIS AGREEMENT dated as of June 1, 2001 (the "Agreement Date") is made by and among Exelon Corporation, incorporated under the laws of the Commonwealth of Pennsylvania (together with successors thereto, the "Company"), _____________________, a _______________ corporation (together with successors thereto, the "Subsidiary"), and _____________________ ("Executive").

                                    RECITALS

      The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued services of the Executive, despite the possibility or occurrence of a Change in Control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened Change in Control or a Significant Acquisition, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a Change in Control which are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.

                                   ARTICLE I.

                                   DEFINITIONS

      As used in this Agreement, the terms specified below shall have the following meanings:

      1.1 "Accrued Annual Incentive" means the amount of any Annual Incentive earned but not yet paid with respect to the Company's latest fiscal year ended prior to the Termination Date.

      1.2 "Accrued Base Salary" means the amount of Executive's Base Salary that is accrued but not yet paid as of the Termination Date.

      1.3 "Accrued LTIP Award" means the amount of any LTIP Award earned and vested, but either deferred or not yet paid as of the Termination Date.

      1.4 "Accrued Obligations" means, as of any date, the sum of Executive's Accrued Base Salary, Accrued Annual Incentive, Accrued LTIP Award, any accrued but unpaid paid time off, and any other amounts and benefits which are then due to be paid or provided to Executive by the Company, but have not yet been paid or provided (as applicable).

      1.5 "Affiliate" means any Person (including the Subsidiary) that directly or indirectly controls, is controlled by, or is under common control with, the Company. For purposes of this definition the term "control" with respect to any Person means the power to direct or cause the
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direction of management or policies of such Person, directly or indirectly, whether through the ownership of Voting Securities, by contract or otherwise.

      1.6 "Agreement Date" -- see the introductory paragraph of this Agreement.

      1.7 "Agreement Term" means the period commencing on the Agreement Date and ending on the second anniversary of the Agreement Date or, if later, such later date to which the Agreement Term is extended under the following sentence, unless earlier terminated as provided herein. Commencing on the first anniversary of the Agreement Date, the Agreement Term shall automatically be extended each day by one day to create a new two-year term until, at any time after the first anniversary of the Agreement Date, the Company delivers written notice (an "Expiration Notice") to Executive that the Agreement shall expire on a date specified in the Expiration Notice (the "Expiration Date") that is not less than 12 months after the date the Expiration Notice is delivered to Executive; provided, however, that if a Change Date, Imminent Control Change, Disaggregation or Significant Acquisition occurs before the Expiration Date specified in the Expiration Notice, then such Expiration Notice shall be void and of no further effect. If such Imminent Control Change or Disaggregation does not culminate in a Change Date, then such Expiration Notice shall be reinstated and the Agreement shall expire on the date originally specified as the Expiration Date, or if later, the date the Imminent Control Change lapses or the end of the sixtieth day after the Disaggregation. Notwithstanding anything herein to the contrary, the Agreement Term shall end at the end of the Severance Period if applicable, or if there is no Severance Period, the earliest of the following: (a) the second anniversary of the Change Date, (b) eighteen (18) months after the Significant Acquisition, provided there has been no Change Date, (c) the end of the sixtieth day after the Disaggregation if there has been no Change Date after the Disaggregation, or (d) the Termination Date.

      1.8 "Annual Incentive" -- see Section 2.8.

      1.9 "Applicable Trigger Date" means

            (a) the Agreement Date with respect to the Current Post-Merger
      Period;

            (b) the Change Date with respect to the Post-Change Period;

            (c) the date of an Imminent Control Change with respect to the Imminent Control Change Period;

            (d) the date of a Significant Acquisition with respect to a Post-Significant Acquisition Period; and

            (e) the date of a Disaggregation with respect to a Post-Disaggregation Period.

      1.10 "Article" means an article of this Agreement.

      1.11 "Base Salary" -- see Section 2.7.

      1.12 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the Exchange Act.


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      1.13 "Beneficiary" -- see Section 11.4.

      1.14 "Board" means the Board of Directors of Company or, from and after the effective date of a Corporate Transaction (as defined in Section 1.17), the Board of Directors of the corporation resulting from a Corporate Transaction or, if securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

      1.15 "Cause" -- see Section 3.3.

      1.16 "Change Date" means the date on which a Change in Control first occurs during the Agreement Term.

      1.17 "Change in Control" means, except as otherwise provided below, the first to occur of any of the following during the Agreement Term:

            (a) any SEC Person becomes the Beneficial Owner of 20% or more of the then outstanding common stock of the Company or of Voting Securities representing 20% or more of the combined voting power of all the then outstanding Voting Securities of Company (such an SEC Person, a "20% Owner"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (2) any acquisition by the Company, (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a "Company Plan"), or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
      (c) of this definition; provided further, that for purposes of clause (2), if any 20% Owner of the Company other than the Company or any Company Plan becomes a 20% Owner by reason of an acquisition by the Company, and such 20% Owner of the Company shall, after such acquisition by the Company, become the beneficial owner of any additional outstanding common shares of the Company or any additional outstanding Voting Securities of the Company (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control; or

            (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Exchange Act) or


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      other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (c) Consummation of a reorganization, merger or consolidation ("Merger"), or the sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) by the Company (such reorganization, merger, consolidation, sale or other disposition, a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which:

                  (i) all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding common stock of Company and outstanding Voting Securities of the Company immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding common stock of Company and outstanding Voting Securities of the Company, as the case may be;

                  (ii) no SEC Person (other than the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such corporate Transaction, directly or indirectly, 20% or more of the outstanding common stock of the Company or the outstanding Voting Securities of the Company, as the case may be) becomes a 20% Owner, directly or indirectly, of the then-outstanding common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation; and

                  (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

            (d) Approval by the Company's shareholders of a plan of complete liquidation or dissolution of the Company, other than a plan of liquidation or dissolution which results in the acquisition of all or substantially all of the assets of the Company by an affiliated company.

Notwithstanding the occurrence of any of the foregoing events, a Change in Control shall not occur with respect to Executive if, in advance of such event, Executive agrees in writing that such event shall not constitute a Change in Control.


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      1.18 "Code" means the Internal Revenue Code of 1986, as amended.

      1.19 "Company" - see the introductory paragraph to this Agreement.

      1.20 "Competitive Business" means, as of any date, any utility business and any individual or entity (and any branch, office, or operation thereof) which engages in, or proposes to engage in (with Executive's assistance) (i) the harnessing, production, transmission, distribution, marketing or sale of energy or the transmission or distribution thereof through wire or cable or similar medium, (ii) any other business engaged in by the Company prior to Executive's Termination Date which represents for any calendar year or is projected by the Company (as reflected in a business plan adopted by the Company before Executive's Termination Date) to yield during any year during the first three-fiscal year period commencing on or after Executive's Termination Date, more than 5% of the gross revenue of Company, and, in either case, which is located (x) anywhere in the United States, or (y) anywhere outside of the United States where Company is then engaged in, or proposes as of the Termination Date to engage in to the knowledge of the Executive, any of such activities.

      1.21 "Confidential Information" shall mean any information, ideas, processes, methods, designs, devices, inventions, data, techniques, models and other information developed or used by the Company or any Affiliate and not generally known in the relevant trade or industry relating to the Company's or its Affiliates' products, services, businesses, operations, employees, customers or suppliers, whether in tangible or intangible form, which gives the Company and its Affiliates a competitive advantage in the harnessing, production, transmission, distribution, marketing or sale of energy or the transmission or distribution thereof through wire or cable or similar medium or in the energy services industry and other businesses in which the Company or an Affiliate is engaged, or of third parties which the Company or Affiliate is obligated to keep confidential, or which was learned, discovered, developed, conceived, originated or prepared during or as a result of Executive's performance of any services on behalf of the Company and which falls within any of the following general categories:

            (a) information relating to trade secrets of the Company or Affiliate or any customer or supplier of the Company or Affiliate;

            (b) information relating to existing or contemplated products, services, technology, designs, processes, formulae, algorithms, research or product developments of the Company or Affiliate or any customer or supplier of the Company or Affiliate;

            (c) information relating to business plans or strategies, sales or marketing methods, methods of doing business, customer lists, customer usages and/or requirements, supplier information of the Company or Affiliate or any customer or supplier of the Company or Affiliate;

            (d) information subject to protection under the Uniform Trade Secrets Act, as adopted by the State of Illinois, or to any comparable protection afforded by applicable law; or


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            (e) any other confidential information which either the Company or
      Affiliate or any customer or supplier of the Company or Affiliate may reasonably have the right to protect by patent, copyright or by keeping it secret and confidential.

      1.22 "Current Post-Merger Period" means the period commencing on the Agreement Date and ending on the earlier of the Termination Date or October 20, 2002. To the extent that, prior to October 21, 2002, the Current Post-Merger Period includes any portion of an Imminent Control Change Period or a Post-Significant Acquisition Period, the terms of this Agreement applicable to the Current Post-Merger Period shall govern. To the extent that, prior to October 21, 2002, the Current Post-Merger Period includes any portion of a Post-Disaggregation Period, the terms of this Agreement applicable to the Post-Disaggregation Period shall govern.

      1.23 "Disability" - see Section 3.1(b).

      1.24 "Disaggregated Entity" means the Disaggregated Unit or any other Person (other than the Company or an Affiliate) that controls or is under common control with the Disaggregated Unit.

      1.25 "Disaggregation" means the consummation, in contemplation of a Change in Control, of a sale, spin-off or other disaggregation by the Company or the Affiliate or business unit of the Company ("Disaggregated Unit") which employed Executive immediately prior to the sale, spin-off or other disaggregation.

      1.26 "Employer" means, collectively or severally, the Company and the Subsidiary (or other Affiliate employing Executive).

      1.27 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      1.28 "Good Reason" -- see Section 3.4.

      1.29 "Imminent Control Change" means, as of any date on or after the Agreement Date and prior to the Change Date, the occurrence of any one or more of the following:

            (a) the Company enters into an agreement the consummation of which would constitute a Change in Control;

            (b) Any SEC Person commences a "tender offer" (as such term is used in Section 14(d) of the Exchange Act) or exchange offer, which, if consummated, would result in a Change in Control; or

            (c) Any SEC Person files with the SEC a preliminary or definitive proxy solicitation or election contest to elect or remove one or more members of the Board, which, if consummated or effected, would result in a Change in Control;

provided, however, that an Imminent Control Change will lapse and cease to qualify as an Imminent Control Change:


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                  (i) With respect to an Imminent Control Change described in clause (a) of this definition, the date such agreement is terminated, cancelled or expires without a Change Date occurring;

                  (ii) With respect to an Imminent Control Change described in clause (b) of this definition, the date such tender offer or exchange offer is withdrawn or terminates without a Change Date occurring;

                  (iii) With respect to an Imminent Control Change described in clause (c) of this definition, (1) the date the validity of such proxy solicitation or election contest expires under relevant state corporate law, or (2) the date such proxy solicitation or election contest culminates in a shareholder vote, in either case without a Change Date occurring; or

                  (iv) The date a majority of the members of the Incumbent Board make a good faith determination that any event or condition described in clause (a), (b), or (c) of this definition no longer constitutes an Imminent Control Change, provided that such determination may not be made prior to the twelve (12) month anniversary of the occurrence of such event.

      1.30 "Imminent Control Change Period" means the period (excluding any portion of such period in effect during the Current Post-Merger Period, but including any portion of such period after a Disaggregation occurring after October 20, 2002) commencing on the date of an Imminent Control Change, and ending on the first to occur thereafter of

            (a) a Change Date, provided

                  (i) such date occurs after October 20, 2002 and no later than the one-year anniversary of the Termination Date, and

                  (ii) either the Imminent Control Change has not lapsed, or the
            Imminent Control Change in effect upon such Change Date is the last Imminent Control Change in a series of Imminent Control Changes unbroken by any period of time between the lapse of an Imminent Control Change and the occurrence of a new Imminent Control Change;

            (b) if Executive's business unit undergoes Disaggregation after October 20, 2002, and Executive retains substantially the same position with the Disaggregated Entity as immediately prior to such Disaggregation (determined without regard to reporting obligations) the earlier to occur after such Disaggregation of a Change Date or the end of the 60th day following such Disaggregation without the occurrence of a Change Date,

            (c) the date an Imminent Control Changes lapses without the prior or concurrent occurrence of a new Imminent Control Change; or

            (d) the twelve-month anniversary of the Termination Date.

      1.31 "Incentive Plan" means any annual incentive award arrangement of the Company.


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      1.32 "including" means including without limitation.

      1.33 "Incumbent Board" - see definition of Change in Control.

      1.34 "IRS" means the Internal Revenue Service of the United States of America.

      1.35 "LTIP" means the Exelon Corporation Long-Term Incentive Plan, as amended from time to time, or any successor thereto, and including any Stock Options or Restricted Stock granted thereunder to replace stock options or restricted stock initially granted under the Unicom Corporation Long-Term Incentive Plan.

      1.36 "LTIP Performance Period" means the performance period applicable to an LTIP award, as designated in accordance with the LTIP.

      1.37 "LTIP Target Level" means, in respect of any grant of Performance Shares under the Exelon Performance Share Program under the LTIP, the number of Performance Shares which Executive would have been awarded (prior to the Termination Date) for the LTIP Performance Period corresponding to such grant if the business and personal performance goals related to such grant were achieved at the 100% (target) level as of the end of the first year of the LTIP Performance Period.

      1.38 "Merger" - see definition of Change in Control.

      1.39 "Notice of Termination" means a written notice given in accordance with Section 11.8 which sets forth (i) the specific termination provision in this Agreement relied upon by the party giving such notice, (ii) in reasonable detail the specific facts and circumstances claimed to provide a basis for such Termination of Employment, and (iii) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

      1.40 "Performance Shares" - see Section 4.1(c). After a Disaggregation, "Performance Shares" shall also refer to performance shares, performance units or similar stock incentive awards granted by a Disaggregated Entity (or an affiliate thereof) in replacement of performance shares, performance units or similar stock incentive awards granted under the Exelon Performance Share Program under the LTIP.

      1.41 "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

      1.42 "Plans" means plans, practices, policies and programs of the Company (or, if applicable to Executive, the Disaggregated Entity or Affiliate).

      1.43 "Post-Change Period" means the period commencing on the Change Date and ending on the earlier of the Termination Date or the second anniversary of the Change Date.

      1.44 "Post-Disaggregation Period" means the period commencing on the first date during the Agreement Term on which a Change in Control occurs following a Disaggregation, provided such Change Date occurs no more than 60 days following such Disaggregation, and ending on the earlier of the Termination Date or the second anniversary of the Change Date. If no Change Date occurs within 60 days after the Disaggregation, there shall be no Post-Disaggregation Period.

      1.45 "Post-Significant Acquisition Period" means the period (excluding any portion thereof in effect during the Current Post-Merger Period) commencing on the date of a Significant Acquisition that occurs during the Agreement Term prior to a Change Date, and ending on the first to occur of (a) the end of the 18-month period commencing on the date of the Significant Acquisition, (b) the Change Date, or (c) the Termination Date.

      1.46 "Restricted Stock" -- see Section 4.1(d). After a Disaggregation, "Restricted Stock" shall also refer to deferred stock units, restricted stock or restricted share units granted by a Disaggregated Entity (or an affiliate thereof) in replacement of deferred stock units, restricted stock or restricted share units granted by the Company other than under the Exelon Performance Share Program under the LTIP.

      1.47 "SEC" means the United States Securities and Exchange Commission.

      1.48 "SEC Person" means any person (as such term is used in Rule 13d-5 of the SEC under the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than (a) the Company or an Affiliate, or (b) any employee benefit plan (or any related trust) or Company or any of its Affiliates.

      1.49 "Section" means, unless the context otherwise requires, a section of this Agreement.

      1.50 "SERP" means the PECO Energy Company Supplemental Retirement Plan or the Commonwealth Edison Supplemental Management Retirement Plan, whichever is applicable to Executive, or any successor to either or both.

      1.51 "Severance Incentive" means the greater of (a) the Target Incentive for the performance period in which the Termination Date occurs, or (b) the average (mean) of the actual Annual Incentives paid (or payable, to the extent not previously paid) to the Executive under the Incentive Plan for each of the two calendar years preceding the calendar year in which the Termination Date occurs.

      1.52 "Severance Period" means the period beginning on the Executive's Termination Date, provided Executive's Termination of Employment entitles Executive to benefits under Section 4.1, 4.2 or 4.3, and ending [ON THE THIRD ANNIVERSARY THEREOF/THIRTY MONTHS LATER]. There shall be no Severance Period if Executive's Termination of Employment is on account of death or Disability or if Executive's employment is terminated by the Company for Cause or by Executive other than for Good Reason.

      1.53 "Significant Acquisition" means a Corporate Transaction affecting the Executive's business unit (or, if Executive is employed at the headquarters for the Company's corporate business operations ("Corporate Center"), a Corporate Transaction that affects the Corporate Center) that is consummated after the Agreement Date and prior to the Change Date, which Corporate Transaction is not a Change in Control, provided that as a result of such Corporate Transaction, all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding common stock of Company and outstanding Voting Securities of the Company immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% but not more than 66-2/3% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding common stock of Company and outstanding Voting Securities of the Company, as the case may be.

      1.54 "Stock Options" -- see Section 4.1(b). After a Disaggregation, "Stock Options" shall also refer to stock options, stock appreciation rights, or similar incentive awards granted by the Disaggregated Entity (or an affiliate thereof) in replacement of stock options, stock appreciation rights, or similar incentive awards granted under the LTIP.

      1.55 "Target Incentive" as of a certain date means an amount equal to the product of Base Salary determined as of such date multiplied by the percentage of such Base Salary to which Executive would have been entitled immediately prior to such date under the Incentive Plan for the applicable performance period if the performance goals established pursuant to such Incentive Plan were achieved at the 100% (target) level as of the end of the applicable performance period; provided, however, that any reduction in Executive's Base Salary or Annual Incentive that would qualify as Good Reason shall be disregarded for purposes of this definition.

      1.56 "Taxes" means the incremental federal, state, local and foreign income, employment, excise and other taxes payable by Executive with respect to any applicable item of income.

      1.57 "Termination Date" means the effective date of Executive's Termination of Employment, which shall be the last day on which Executive is employed by the Company, an Affiliate or a Disaggregated Entity; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability or if the Executive terminates Executive's employment for Good Reason, then the Termination Date shall be the date of receipt of the Notice of Termination by Executive (if such Notice is given by the Company, an Affiliate or a Disaggregated Entity) or by the Company, an Affiliate or a Disaggregated Entity (if such Notice is given by Executive), or such later date, not more than 15 days after the giving of such Notice, specified in such Notice as of which Executive's employment shall be terminated; and (b) if Executive's employment is terminated by reason of death or Disability, the Termination Date shall be the date of Executive's death or the Disability Effective Date (as described in Section 3.1(a)).

      1.58 "Termination of Employment" means any termination of Executive's employment with the Company and its Affiliates, whether such termination is initiated by the Employer or by Executive; provided that if the Executive's cessation of employment with the Company and its

Affiliates is effected through a Disaggregation, and Executive is employed in substantially the same position (without regard to reporting obligations) by the Disaggregated Entity immediately following the Disaggregation, and a Change Date occurs no more than 60 days after such Disaggregation, then the Disaggregation shall not be deemed to effect a "Termination of Employment" for purposes of this Agreement, and after the Disaggregation, "Termination of Employment" means any termination of Executive's employment with the Disaggregated Entity, whether such termination is initiated by the Disaggregated Entity or by Executive.

      1.59 "20% Owner" -- see paragraph (a) of the definition of "Change in Control."

      1.60 "Voting Securities" means with respect to a corporation, securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

      1.61 "Welfare Plans" - see Section 2.9(a)(ii).

                                  ARTICLE II.

                               TERMS OF EMPLOYMENT

      2.1 Position and Duties During Current Post-Merger Period. During the Current Post-Merger Period prior to the Termination Date, (i) Executive's position (including status, offices, titles, and reporting requirements) shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned to the Executive at any time during the 90-day period immediately preceding [UNICOM: JUNE 28, 2000] [PECO: OCTOBER 20, 2000], and (ii) the Executive's services shall be performed at the location where the Executive was employed immediately preceding [UNICOM: JUNE 28, 2000] [PECO: OCTOBER 20, 2000] or any office or location less than 50 miles from such location (unless such other location is closer to Executive's residence than the prior location), or any other location to which Executive has consented.

      2.2 Position and Duties During a Post-Change Period. During the Post-Change Period prior to the Termination Date, (i) Executive's position (including status, offices, titles, and reporting requirements) shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately before the Change Date (or if the Change Date ended an Imminent Control Change Period, during the 90-day period immediately before the beginning of the Imminent Control Change Period) and (ii) Executive's services shall be performed at the location where Executive was employed immediately before the Change Date (or if the Change Date ended an Imminent Control Change Period, before the beginning of such Imminent Control Change Period) or any other location no more than 50 miles from such location (unless such other location is closer to Executive's residence than the prior location).

      2.3 Position and Duties During an Imminent Control Change Period. During the portion of any Imminent Control Change Period that occurs after the Current Post-Merger Period and before the Termination Date, the Company may in its discretion change the Executive's position, authority and duties and may change the location where Executive's services shall be performed.

      2.4 Position and Duties During a Post-Significant Acquisition Period. During the portion of any Post-Significant Acquisition Period that occurs after the Current Post-Merger Period and before the Termination Date, the Company may in its discretion change the Executive's position, authority and duties, and may change the location where Executive's services shall be performed.

      2.5 Position and Duties During a Post-Disaggregation Period. During the Post-Disaggregation Period, (i) Executive's position (including status, offices, titles and reporting requirements) with the Disaggregated Entity shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned to Executive by the Disaggregated Entity immediately following the Disaggregation, and (ii) unless Executive otherwise consents, Executive's services shall be performed at the location where Executive was employed immediately prior to the Change Date or any other location no more than 50 miles from such location (unless such other location is closer to Executive's residence than the prior location); provided, however, that in determining whether the Executive's Termination of Employment is for Cause, "Cause" shall be determined as though the provisions of Section 3.3(a) applied commencing with the first day of the Post-Disaggregation Period.

      2.6 Executive's Obligations. During the Executive's employment (other than any periods of paid time off, sick leave or disability to which Executive is entitled), Executive agrees to devote Executive's full attention and time to the business and affairs of the Company (or, in the case of a Disaggregation, the Disaggregated Entity) and to use Executive's best efforts to perform such duties. Executive may (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions and (iii) manage personal investments, so long as such activities are consistent with the Plans of the Employer (or in the case of a Disaggregation, the Disaggregated Entity) in effect from time to time, and do not significantly interfere with the performance of Executive's duties under this Agreement.

      2.7 Base Salary During the Current Post-Merger Employment Period and Post-Change Period.

            (a) Base Salary During the Current Post-Merger Period and Post-Change Period. Prior to the Termination Date during the Current Post-Merger Period and the Post-Change Period, the Company shall pay or cause to be paid to Executive an annual base salary in cash, which shall be paid in a manner consistent with the Employer's payroll practices in effect immediately before the Applicable Trigger Date at an annual rate not less than 12 times the highest monthly base salary paid or payable to Executive by the Employer in respect of the 12-month period immediately before the Applicable Trigger Date (such annual rate salary, the "Base Salary"). During the Current Post-Merger Period and the Post-Change Period, the Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to Executive prior to the Applicable Trigger Date and thereafter shall be reviewed and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to peer executives of the Company generally. Base Salary shall not be reduced after any such increase unless such reduction is part of a policy, program or arrangement applicable to peer executives of the Company, and the term Base Salary as used in this

      Agreement shall refer to Base Salary as so increased. Any increase in Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement.

            (b) Base Salary During the Imminent Control Change Period, Post-Significant Acquisition Period and Post-Disaggregation Period.
      Section 2.7(a) shall not apply during the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period.

      2.8 Annual Incentive.

            (a) Annual Incentive During the Current Post-Merger Period and the Post-Change Period. In addition to Base Salary, the Company shall provide or cause to be provided to Executive the opportunity to receive payment of an annual incentive (the "Annual Incentive") with an award opportunity no less, including target performance goals not materially more difficult to achieve, than that in effect immediately prior to the Applicable Trigger Date for each applicable performance period which commences prior to the Termination Date and ends during the Current Post-Merger Period and the Post-Change Period.

            (b) Annual Incentive during the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period. Section 2.8(a) shall not apply during the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period.

      2.9 Other Compensation and Benefits.

            (a) Other Compensation and Benefits during the Current Post-Merger Period and Post-Change Period. In addition to Base Salary and Annual Incentive, prior to the Termination Date the Company shall provide or cause to be provided, throughout the Current Post-Merger Period and the Post-Change Period, the following other compensation and benefits to Executive, provided that, in no event shall such additional compensation and benefits (including incentives, measured with respect to long term and special incentives, to the extent, if any, that such distinctions are applicable) be materially less favorable, in the aggregate, than the greater of (A) those provided by the Employer for the Executive (including any such compensation and benefits provided under Plans) as in effect at any time during the 90-day period immediately preceding the Applicable Trigger Date, or (B) those provided at any time after the Applicable Trigger Date to peer executives of the Company generally :

                  (i) Incentive, Savings and Retirement Plans. Executive shall be entitled to participate in all incentive, savings and retirement Plans applicable to peer executives of the Company generally.

                  (ii) Welfare Benefit Plans. Executive and/or the Executive's
            family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit Plans ("Welfare Plans") (including medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance benefits, but excluding any severance pay) provided by the Employer from time to time to peer executives of the Company generally.

                  (iii) Other Employee Benefits. Executive shall be entitled to other employee benefits, perquisites and fringe benefits in accordance with the most favorable Plans applicable to peer executives of the Company generally.

                  (iv) Expenses. Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by the Executive in accordance with the most favorable Plans applicable to peer executives of the Company generally.

                  (v) Office and Support Staff. Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance substantially equivalent to the office or offices, furnishings, appointments and assistance as in effect with respect to Executive on the Applicable Trigger Date.

                  (vi) Paid Time Off. Executive shall be entitled to paid time off in accordance with the Plans applicable to peer executives of the Company generally.

                  (vii) LTIP Awards. Awards under the LTIP shall be granted to
            Executive with aggregate target opportunities (including target performance goals not materially more difficult to achieve) no less than the average of the Executive's awards (expressed as a percentage of Executive's Base Salary in effect at the beginning of the applicable performance period) granted in the three-year period ending on the Applicable Trigger Date.

            (b) Other Compensation and Benefits During the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period. Section 2.9(a) shall not apply during Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period.

            (c) Stock Options, Restricted Stock, and Performance Shares During the Post-Disaggregation Period.

                  (i) Stock Options.

                              (A) Extinguished or Converted at Disaggregation.
                        If so provided in the documents and instruments ("Disaggregation Documents") pursuant to which the Disaggregation is effected, then all of Executive's Stock Options shall (I) be extinguished immediately prior to the Disaggregation for such consideration as is provided for in the Disaggregation Documents (but not less than the product of the number of Executive's vested Stock Options multiplied by the difference between the fair market value of Exelon stock immediately prior to the Disaggregation and the option exercise price), or (II) be converted into options to acquire stock of the Disaggregated Entity or an affiliate thereof on a basis determined by the Company in good faith to preserve economic value.

                              (B) Extinguished or Converted at Merger. If the
                        Change in Control following the Disaggregation is a Merger, and if so provided in the agreement pursuant to which the Merger is effected, then all of Executive's Company Stock Options that were not extinguished or converted to options to acquire stock in the Disaggregated Entity or an affiliate shall (I) be extinguished immediately prior to the Change in Control for such consideration as is provided for Stock Options of peer executives employed by the Company or an Affiliate, or (II) be converted into options to acquire stock of the corporation resulting from the Merger ("Merger Survivor") or an affiliate thereof, on the same basis as Stock Options of employees of the Company are converted.

                              (C) Stock Options after the Disaggregation.
                        Executive's unextinguished Stock Options, whether or not they are converted to options for stock of the Disaggregated Entity or Merger Survivor, shall continue to vest and, once vested, shall remain exercisable in accordance with their terms, subject to Section 4.3(b).

                  (ii) Performance Shares.

                              (A) Extinguished or Converted at Disaggregation.
                        If so provided in the Disaggregation Documents, all of Executive's Performance Shares shall (I) be extinguished immediately prior to the Disaggregation for such consideration as is provided under the Disaggregation Documents (but no less than the fair market value, immediately prior to the Disaggregation, of a number of Exelon shares equal to the sum of Executive's earned and awarded Performance Shares and the target number of Executive's Performance Shares that have not yet been earned and awarded), or (II) shall be converted into performance shares with respect to the Disaggregated Entity or an affiliate (on a basis determined by the Company in good faith to preserve economic value for the Executive).

                              (B) Extinguished or Converted at Merger. If the
                        Change in Control following the Disaggregation is a Merger, and if so provided in the agreement pursuant to which the Merger is effected, then all of Executive's Performance Shares that were not extinguished or converted to performance shares of the Disaggregated Entity or an affiliate shall (I) be extinguished immediately prior to the Change in Control for such consideration as is provided for Performance Shares of peer executives employed by the Company or an Affiliate, or (II) be converted into performance shares of the Merger Survivor or an affiliate thereof, on the same basis as Performance Shares of employees of the Company are converted.

                              (C) Performance Shares after the Disaggregation.
                        Executive's unextinguished Performance Shares, whether or not they are converted into performance shares of the Disaggregated Entity or Merger Survivor, will continue to vest during the Post-Disaggregation Period, subject to Section 4.3(c).

                  (iii) Restricted Stock.

                              (A) Extinguished or Converted at Disaggregation.
                        If so provided in the Disaggregation Documents, all of Executive's Restricted Stock shall (I) be extinguished immediately prior to the Disaggregation for an amount equal to the fair market value of an equal number of shares of Exelon common stock, or (II) shall be converted into restricted stock of the Disaggregated Entity or an affiliate (on a basis determined by the Company in good faith to preserve economic value for the Executive).

                              (B) Extinguished or Converted at Merger. If the
                        Change in Control following the Disaggregation is a Merger, and if so provided in the agreement pursuant to which the Merger is effected, then all of Executive's Restricted Stock that was not extinguished or converted to restricted stock of the Disaggregated Entity or an affiliate shall (I) be extinguished immediately prior to the Change in Control for such consideration as is provided for Restricted Stock of peer executives employed by the Company or an Affiliate, or (II) be converted into restricted stock of the Merger Survivor or an affiliate thereof, and such converted restricted stock will continue to vest during the Post-Disaggregation Period prior to the Termination Date.

                              (C) Restricted Stock after the Disaggregation.
                        Executive's unextinguished Restricted Stock, whether or not converted to restricted stock of the Disaggregated Entity or Merger Survivor, will continue to vest during the Post-Disaggregation Period, subject to Section 4.3(d).

                                  ARTICLE III.

                            TERMINATION OF EMPLOYMENT

      3.1 Disability.

            (a) During the Agreement Term, the Employer (or, if applicable, the Disaggregated Entity) may terminate Executive's employment at any time because of Executive's Disability by giving Executive or his legal representative, as applicable,

      (i) written notice in accordance with Section 11.8 of the Company's intention to terminate Executive's employment pursuant to this Section and
      (ii) a certification of Executive's Disability by a physician selected by the Employer or its insurers, subject to the reasonable consent of Executive or Executive's legal representative, which consent shall not be unreasonably withheld or delayed. Executive's employment shall terminate effective on the 30th day after Executive's receipt of such notice (which such 30th day shall be deemed to be the "Disability Effective Date") unless, before such 30th day, Executive shall have resumed the full-time performance of Executive's duties.

            (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders Executive unable to perform the duties required under this Agreement.

      3.2 Death. Executive's employment shall terminate automatically upon Executive's death during the Agreement Term.

      3.3 Termination by the Company for Cause.

            (a) Termination for Cause During the Current Post-Merger Period, Post-Change Period, and Post-Disaggregation Period. During the Current Post-Merger Period and the Post-Change Period, the Company may terminate Executive's employment (or cause Executive's employment to be terminated) for Cause solely in accordance with all of the substantive and procedural provisions of this Section 3.3(a).

                  (i) Definition of Cause. For a Termination of Employment for
            Cause for which the Notice of Termination is given during the Current Post-Merger Period, the Post-Change Period or the Post-Disaggregation Period, "Cause" means any one or more of the following:

                        (1) the Executive's willful commission of acts or
                  omissions which have, have had, or are likely to have a material adverse effect on the business, operations, financial condition or reputation of the Company or an Affiliate;

                        (2) the Executive's conviction (including a plea of
                  guilty or nolo contendere) of a felony or any crime of fraud, theft, dishonesty or moral turpitude; or

                        (3) the Executive's material violation of any statutory
                  or common-law duty of loyalty to the Company or an Affiliate.

                  For purposes of this Section, no act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company other than Executive or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                  (ii) Procedural Requirements for Termination for Cause. The
            Executive's Termination of Employment shall not be deemed to be for Cause under this Section 3.3(a) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than 60% of the entire membership of the Board at a meeting of such Board called and held for such purpose (after reasonable written notice of such meeting is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive's acts, or failure to act, constitutes Cause and specifying the particulars thereof in detail.

                  (iii) Post-Disaggregation Period. In the event Executive's
            Termination of Employment is from a Disaggregated Entity in a Post-Disaggregation Period, the definition of Cause and the procedural requirements for termination for Cause in this Section 3.3(a) shall be applied by substituting "Disaggregated Entity" for "Company," "affiliate of the Disaggregated Entity" for "Affiliate," and "Disaggregated Entity's Board" for "Board." Further, the Company shall have no obligation to provide payments or benefits under
            Section 4.3 if the Board determines that the Company could have terminated Executive's employment for Cause as defined above in
            Section 3.3(a)(i)(1), if the Executive had been employed by the Company, such determination by the Board to be made as provided in
            Section 3.3(a)(ii) but applying the flush language at the end of
            Section 3.3(a)(i) by substituting "Disaggregated Entity" for "Company" and "Disaggregated Entity's Board" for "Board."

            (b) Termination for Cause During the Imminent Control Change Period or Post-Significant Acquisition Period. During the Imminent Control Change Period and any Post-Significant Acquisition Period, the Company may terminate Executive's employment (or cause Executive's employment to be terminated) for Cause solely in accordance with all of the substantive and procedural provisions of this Section 3.3(b).

                  (i) Definition of Cause. For a Termination of Employment for
            Cause for which the Notice of Termination is given during the Imminent Control Change Period or Post-Significant Acquisition Period, "Cause" means any one or more of the following:

                        (1) the Executive's willful commission of acts or
                  omissions which have, have had, or are likely to have a material adverse effect on the business, operations, financial condition or reputation of the Company or an Affiliate;

                        (2) the Executive's conviction (including a plea of
                  guilty or nolo contendere) of a felony or any crime of fraud, theft, dishonesty or moral turpitude;

                        (3) the Executive's material violation of any statutory
                  or common law duty of loyalty to the Company or an Affiliate;
                  or

                        (4) Executive's failure to meet objective performance
                  criteria of the position, provided that, in the case of a Termination of Employment during an Imminent Control Change Period (other than after a Disaggregation) this Section 3.3(b)(i)(4) shall be inapplicable if the Imminent Change in Control culminates in a Change Date.

                  For purposes of this Section, no act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company other than Executive or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                  (ii) Procedural Requirements for Termination for Cause. The
            Executive's Termination of Employment shall not be deemed to be for Cause under this Section 3.3(b) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, finding that the Executive's acts or failure to act, constitute Cause and specifying the particulars thereof in detail. Executive shall receive advance notice of such vote of the Board, but shall not have the right to appear in person or by counsel before the Board.

      3.4 Termination by the Executive for Good Reason. During the Current Post-Merger Period, the Post-Change Period, an Imminent Control Change Period, a Post-Significant Acquisition Period or Post-Disaggregation Period, Executive may terminate his or her employment for Good Reason in accordance with the substantive and procedural provisions of this Section 3.4.

            (a) Definition of Good Reason. For purposes of this Section 3.4(a), and subject to the provisions of subsections (b) through (f), "Good Reason" means the occurrence of any one or more of the following actions or omissions prior to the Termination Date during the Current Post-Merger Period, the Post-Change Period, the Imminent Control Change Period, the Post-Significant Acquisition Period or the Post-Disaggregation Period:

                  (i) a material adverse reduction in the nature or scope of the
            Executive's office, position, duties, functions, responsibilities or authority (other than in a Post-Significant Acquisition Period);

                  (ii) a material reduction of the Executive's salary, incentive compensation or aggregate benefits unless such reduction is part of a policy, program or arrangement applicable to peer executives of the Company and of any successor entity;

                  (iii) the failure of any successor to the Company to assume this Agreement;

                  (iv) a relocation (other than in a Post-Significant
            Acquisition Period), of more than 50 miles of (i) the Executive's workplace, or (ii) the principal offices of the Company or its successor (if such offices are the Executive's workplace), in each case without the consent of the Executive; provided, however, in both cases of (i) and (ii) of this Section 3.4(a), such new location is farther from Executive's residence that the prior location;

                  (v) a requirement (other than in a Post-Significant
            Acquisition Period) of the greater of (i) more than 24 days of travel per year, or (ii) at least 20% more business travel than was required of the Executive prior to the Applicable Trigger Date;

                  (vi) any failure by the Company to comply with any of the
            provisions of Sections 2.7, 2.8 and 2.9 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; or

                  (vii) a material breach of this Agreement by the Company or its successor;

      provided that the occurrence of a Disaggregation shall not be Good Reason if the Executive retains substantially the same position (determined without regard to reporting requirements) with the Disaggregated Entity, with substantially the same compensation and benefits in the aggregate, as immediately prior to such Disaggregation, notwithstanding Sections 3.4(a)(i), 3.4(a)(ii) and 3.4(a)(vi).

            (b) Additional Basis for Good Reason During the Current Post-Merger Period. With respect to the Current Post-Merger Period, "Good Reason" shall have the meaning set forth in Section 3.4(a) and shall also include any of the following which occurred prior to the Agreement Date:

                  (i) a material adverse alteration in the nature or scope of the Executive's position, duties, functions, responsibilities or authority;

                  (ii) a determination by the Executive, made in good faith
            during the term of the Executive's change in control employment agreement dated as of [UNICOM: SEPTEMBER __, 1999; PECO:
            _________________] and prior to the Agreement Date, that, as a result of the change in control resulting in the merger of Unicom Corporation and PECO Energy Corporation, the Executive is substantially unable to perform, or that there has been a material reduction in, any of the Executive's duties, functions, responsibilities or authority;

                  (iii) a relocation of more than 50 miles of the Executive's workplace, without the consent of the Executive;

                  (iv) a requirement of at least 20% more business travel than was required of the Executive prior to the change in control resulting in the merger of Unicom Corporation and PECO Energy Corporation.

            (c) Application of "Good Reason" Definition During the Imminent Control Change Period. During the Imminent Control Change Period, "Good Reason" shall not include the events or conditions described in Section 3.4(a)(i), 3.4(a)(iv) or 3.4(a)(v) unless the Imminent Control Change Period culminates in a Change Date. Further, if Executive's Termination of Employment occurs during an Imminent Control Change Period that culminates in a Change Date, then, except as provided in Section 3.4(d), the definition of "Good Reason" shall be applied as though Sections 2.2, 2.7, 2.8, and 2.9 were applicable during the Imminent Control Change Period prior to the Executive's Termination of Employment.

            (d) Special Conditions Relating to Good Reason During the Post-Disaggregation Period. If Executive retains substantially the same position with the Disaggregated Entity as immediately prior to the Disaggregation (determined without regard to reporting requirements), then
      (1) Section 3.4(a)(i) shall apply only with respect to the Executive's office, duties, functions, responsibilities or authority as in effect at the Disaggregated Entity on the day following the Disaggregation, (2) subsections 3.4(a)(iv) and 3.4(a)(v) shall apply only with respect to relocations or travel required more than 60 days after the Disaggregation and shall be applied by substituting "Disaggregated Entity" for "any successor to the Company", and (3) all references in Section 3.4 to the Company or its successor shall be to the Disaggregated Entity or its successor.

            (e) Limitations on Good Reason. Notwithstanding the foregoing provisions of this Section 3.4, no act or omission shall constitute a material breach of this Agreement by the Company, nor grounds for "Good Reason":

                  (i) unless the Executive gives the Company and the Employer 30 days' prior notice of such act or omission and the Company fails to cure such act or omission within the 30-day period;

                  (ii) if the Executive first acquired knowledge of such act or omission more than 12 months before the Executive gives the Company and the Employer such notice; or

                  (iii) if the Executive has consented in writing to such act or omission in a document that makes specific reference to this Section.

            (f) Notice by Executive. In the event of any Termination of Employment by Executive for Good Reason, Executive shall as soon as practicable thereafter notify the Company and the Employer (and Disaggregated Entity, if applicable) of the events constituting such Good Reason by a Notice of Termination. Subject to the limitations in Section 3.4(e), a delay in the delivery of such Notice of Termination shall not waive any right of Executive under this Agreement.

                                  ARTICLE IV.

          COMPANY'S OBLIGATIONS UPON CERTAIN TERMINATIONS OF EMPLOYMENT

      4.1 Termination During the Current Post-Merger Period, Post-Change Period, or Post-Significant Acquisition Period. If, during the Current Post-Merger Period, Post-Change Period or Post-Significant Acquisition Period (other than any portion of any of such periods that are also a Post-Disaggregation Period), the Employer terminates Executive's employment other than for Cause or Disability, or Executive terminates employment for Good Reason, the Company's sole obligations to Executive under Articles II and IV shall be as set forth in this Section 4.1.

            (a) Termination during the Current Post-Merger Period, Post-Change Period, or Post-Significant Acquisition Period: Severance Payments. The Company shall pay or provide Executive, according to the payment terms set forth in Section 4.4 below, the following:

                  (i) Accrued Obligations. All Accrued Obligations;

                  (ii) Annual Incentive for Year of Termination. An amount equal to the Target Incentive applicable to the Executive under the Incentive Plan for the performance period in which the Termination Date occurs.

                  (iii) Deferred Compensation and Non-Qualified Defined
            Contribution Plans. All amounts previously deferred by, or accrued to the benefit of, Executive under the Exelon Corporation Deferred Compensation Plan, the Exelon Corporation Deferred Stock Plan, or any successor of either of them, or under any non-qualified defined contribution or deferred compensation plan of the Company or an Affiliate (unless Executive has made an irrevocable election in writing, filed with the Company no more than 60 days after the Applicable Trigger Date (or such earlier date as counsel to the Company may deem to be required to avoid constructive receipt of such amounts), and in any event at least 90 days prior to the Termination Date to have such amounts paid under the terms of the Exelon Corporation Deferred Compensation Plan or the Exelon Corporation Deferred Stock Plan, as applicable, or any successor of either (including any elections in effect thereunder)) whether vested or unvested, together with any accrued earnings thereon, to the extent that such amounts and earnings have not been previously paid by the Employer and are not provided under the terms of either such non-qualified plan;

                  (iv) Pension Enhancements. An amount equal to the positive difference, if any, between

                        (1) the lump sum value of Executive's benefit under the
                  SERP, calculated as if Executive had

                              (A) become fully vested in all benefits,

                              (B) attained as of the Termination Date an age
                        that is [THREE/TWO AND ONE-HALF] years greater than Executive's actual age,

                              (C) accrued a number of years of service (for
                        purposes of determining the amount of such benefits, entitlement to - but not commencement of - early retirement benefits, and all other purposes of such defined benefit plans) that is [THREE/TWO AND ONE-HALF] years greater than the number of years of service actually accrued by Executive as of the Termination Date and that includes the number of years of service credited to Executive pursuant to [ANY OTHER AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE/SPECIFY AGREEMENT], and

                              (D) received the severance benefits specified in
                        Sections 4.1(a)(ii) and 4.1(a)(vi) as covered compensation in equal monthly installments during the Severance Period,

                        minus

                        (2) the aggregate amounts paid or payable to Executive
                  under the SERP.

                  (v) Unvested Benefits Under Defined Benefit Plan. To the
            extent not paid pursuant to clause (iii) or (iv) of this Section 4.1(a), an amount equal to the actuarial equivalent present value of the unvested portion of Executive's accounts or accrued benefits under any tax-qualified (under Section 401(a) of the Code) defined benefit retirement plan maintained by the Employer as of the Termination Date and forfeited by Executive by reason of the Termination of Employment; and

                  (vi) Multiple of Salary and Severance Incentive. An amount equal to [THREE (3.0)/TWO AND ONE-HALF (2.5)] times the sum of (x) Base Salary plus (y) the Severance Incentive.

            (b) Termination during the Current Post-Merger Period, Post-Change Period or Post-Significant Acquisition Period: Stock Options. Each of the Executive's stock options, stock appreciation rights or similar incentive awards granted under the LTIP ("Stock Options") shall (i) become fully vested, and (ii) remain exercisable until (1) the option expiration date for any such Stock Options granted prior to January 1, 2002 or (2) the fifth anniversary of the Termination Date or, if earlier, the option expiration date for any such Stock Options granted on or after January 1, 2002.

            (c) Termination during the Current Post-Merger Period, Post-Change Period or Post-Significant Acquisition Period: LTIP Vesting. On the Termination Date all of the performance shares, performance units or similar stock incentive awards granted to the Executive under the Exelon Performance Share Program under the LTIP ("Performance Shares") to the extent earned by and awarded to the Executive (i.e. as to which the first year of the performance cycle has elapsed) as of the Termination Date, shall become fully vested at the actual level earned and awarded, and, to the extent not yet earned by and awarded to the Executive (i.e. as to which the first year of the performance cycle has not elapsed) as of the Termination Date, shall become fully vested at the LTIP Target Level.

            (d) Termination During the Current Post-Merger Period, Post-Change Period, or Post-Significant Acquisition Period: Other Restricted Stock. All forfeiture conditions that as of the Termination Date are applicable to any deferred stock unit, restricted stock or restricted share units awarded to the Executive by the Company other than under the Exelon Performance Share Program under the LTIP ("Restricted Stock") shall lapse immediately and all such awards will become fully vested, and within ten business days after the Termination Date, the Company shall deliver to Executive all of such shares theretofore held by or on behalf of the Company.

            (e) Termination During the Current Post-Merger Period, Post-Change Period, or Post-Significant Acquisition Period: Continuation of Welfare Benefits. During the Severance Period (and continuing through such later date as any Welfare Plan may specify), the Company shall continue to provide (or shall cause the continued provision) to Executive and Executive's family welfare benefits under the Welfare Plans to the same extent as if Executive had remained employed during the Severance Period. Such provision of welfare benefits shall be subject to the following:

                  (i) In determining benefits applicable under such Welfare
            Plans, the Executive's annual compensation attributable to base salary and incentives for any plan year or calendar year, as applicable, shall be deemed to be not less than the Executive's Base Salary and Annual Incentive.

                  (ii) The cost of such welfare benefits to Executive and family under this Section 4.1(e) shall not exceed the cost of such benefits to peer executives who are actively employed after the Termination Date.

                  (iii) The Executive's rights under this Section 4.1(e) shall be in addition to and not in lieu of any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including, without limitation, continuation coverage required by Section 4980B of the Code.

                  (iv) If the Executive has, as of the last day of the Severance
            Period, attained age 50 and completed at least 10 years of service (five years of service for terminations occurring during the Current Post-Merger Period), the Executive shall be entitled to the retiree benefits provided under any Welfare Plan of the Company; provided, however, that for purposes hereof, any years of credited service granted to the Executive [IN ANY OTHER PLAN OR AGREEMENT BETWEEN EXECUTIVE AND THE COMPANY/SPECIFY AGREEMENT] shall be taken into account. For purposes of determining eligibility for (but not the time of commencement of) such retiree benefits, the Executive shall also be considered (1) to have remained employed until the last day of the Severance Period and to have retired on the last day of such period, and (2) to have attained at least the age the Executive would have attained on the last day of the Severance Period.

      Notwithstanding the foregoing, if the Executive obtains a specific type of coverage under welfare plan(s) sponsored by another employer of Executive (e.g. medical, prescription, vision, dental, disability, individual life insurance benefits, group life insurance benefits, but excluding for the purposes of this sentence retiree benefits if Executive is so eligible), then the Company shall not be obligated to provide any such specific type of coverage.

            (f) Termination during the Current Post-Merger Period, Post-Change Period or Post-Significant Acquisition Period: Outplacement. To the extent actually incurred by Executive, the Company shall pay or cause to be paid on behalf of Executive, as incurred, all reasonable fees and costs charged by a nationally recognized outplacement firm selected by the Executive for outplacement services provided up to 12 months after the Termination Date. No cash shall be paid in lieu of such fees and costs.

            (g) Termination during the Current Post-Merger Period, Post-Change Period, or Post-Significant Acquisition Period: Indemnification. The Executive shall be indemnified and held harmless by the Company to the greatest extent permitted under applicable law as the same now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification than was permitted prior to such amendment) and the Company's by-laws as such exist on the Agreement Date if the Executive was, is, or is threatened to be, made a party to any pending, completed or threatened action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that the Executive is or was, or had agreed to become, a director, officer, employee, agent, or fiduciary of the Company or any other entity which the Executive is or was serving at the request of the Company ("Proceeding"), against all expenses (including all reasonable attorneys' fees) and all claims, damages, liabilities and losses incurred or suffered by the Executive or to which the Executive may become subject for any reason. A Proceeding shall not include any proceeding to the extent it concerns or relates to a matter described in Section 6.1(a) (concerning reimbursement of certain costs and expenses). Upon receipt from Executive of (i) a written request for an advancement of expenses, which Executive reasonably believes will be subject to indemnification hereunder and (ii) a written undertaking by Executive to repay any such amounts if it shall ultimately be determined that Executive is not entitled to indemnification under this Agreement or otherwise, the Company shall advance such expenses to Executive or pay such expenses for Executive, all in advance of the final disposition of any such matter.

            (h) Termination during the Current Post-Merger Period, Post-Change Period or Post-Significant Acquisition Period: Directors' and Officers' Liability Insurance. For a period of six years after the Termination Date (or for any known longer applicable statute of limitations period), the Company shall provide Executive with coverage under a directors' and officers' liability insurance policy in an amount no less than, and on terms no less favorable than, those provided to senior executive officers and directors of the Company on the Applicable Trigger Date.

      4.2 Termination During an Imminent Control Change Period. If, during an Imminent Control Change Period, Executive has a Termination of Employment that would entitle Executive to benefits under the Exelon Corporation Key Management Severance Plan or its successor, then the Company shall, prior to the occurrence of a Change Date, provide Executive any benefits to which Executive may be entitled under the Exelon Corporation Key Management Severance Plan or its successor. If, during an Imminent Control Change Period, the Employer terminates Executive's employment other than for Disability and other than for a reason that would constitute Cause as defined in Section 3.3(b) or if Executive terminates employment for a reason that would constitute Good Reason as defined in Section 3.4(b), then subject to the preceding sentence, unless such Termination of Employment occurred during the Current Post-Merger Period or the Post-Significant Acquisition Period, the Company's sole obligations to Executive under Articles II and IV shall be as set forth in this Section 4.2. The Company's obligations to Executive under this Section 4.2 shall be reduced by any amounts or benefits paid or provided pursuant to the Exelon Corporation Key Management Severance Plan or any successor thereto. If Executive's Termination of Employment occurred during any portion of an Imminent Control Change Period that is also the Current Post-Merger Period or a Post-Significant Acquisition Period, the Company's obligations to Executive, if any, shall be determined under Section 4.1.

            (a) Termination During an Imminent Control Change Period: Cash Severance Payments. If the Imminent Control Change Period culminates in a Change Date, the Company shall pay (or cause to be paid) to Executive, a lump-sum cash amount, within thirty business days after the later of the Termination Date or the Change Date, equal to the sum of all amounts described in Section 4.1(a)(i) through (v). The amount described in
      Section 4.1(a)(vi) shall be paid to Executive as described in Section 4.4, provided that amounts that would have been paid prior to the Change Date shall be paid in a lump sum (without interest) within 30 business days after the Change Date.

            (b) Termination During an Imminent Control Change Period: Vested Stock Options. Executive's Stock Options, to the extent vested on the Termination Date,

                  (i) will not expire (unless such Stock Options would have
            expired had Executive remained an employee of the Company) during the Imminent Control Change Period; and

                  (ii) will continue to be exercisable after the Termination
            Date to the extent provided in the applicable grant agreement or Plan, and thereafter, such Stock Options shall not be exercisable during the Imminent Control Change Period.

      If the Imminent Control Change Period lapses without a Change Date, then Executive's Stock Options, to the extent vested on the Termination Date, may be exercised, in whole or in part, during the 30-day period following the lapse of the Imminent Control Change, or, if larger, the period during which Executive's vested Stock Options could otherwise be exercised under the terms of the applicable grant agreement or Plan, (but in no case shall any Stock Options remain exercisable after the date on which such Stock Options would have expired if Executive had remained an employee of the Company).

      If the Imminent Control Change Period culminates in a Change Date, then effective upon the Change Date, Executive's Stock Options, to the extent vested on the Termination Date, may be exercised in whole or in part by the Executive at any time until (1) the option expiration date for such Stock Options granted prior to January 1, 2002 or (2) the earlier of the fifth anniversary of the Change Date or the option expiration date for such Stock Options granted on or after January 1, 2002.

            (c) Termination During an Imminent Control Change Period: Unvested Stock Options. Executive's Stock Options that are not vested on the Termination Date

                  (i) will not expire (unless such Stock Options would have
            expired had Executive remained an employee of the Company) during the Imminent Control Change Period; and

                  (ii) will not continue to vest and will not be exercisable during the Imminent Control Change Period after the expiration of the period for post-termination exercise under the terms of the applicable Stock Option Agreement.

      If the Imminent Control Change lapses without a Change Date, such unvested Stock Options will thereupon expire.

      If the Imminent Control Change culminates in a Change Date, then immediately prior to the Change Date, such unvested Stock Options shall become fully vested, and may thereupon be exercised in whole or in part by the Executive at any time until (1) the option expiration date for such Stock Options granted prior to January 1, 2002 or (2) the earlier of the fifth anniversary of the Change Date, or the option expiration date for such Stock Options granted on or after January 1, 2002.

            (d) Termination During an Imminent Control Change Period:
      Performance Shares. Executive's Performance Shares granted under the Exelon Performance Share Program under the LTIP will not be forfeited during the Imminent Control Change Period, and will not continue to vest during the Imminent Control Change Period. If the Imminent Control Change lapses without a Change Date, such Performance Shares shall be governed according to the terms of the Exelon Corporation Key Management Severance Plan. If the Imminent Control Change Period culminates in a Change Date:

                  (1) All Performance Shares granted to the Executive under the
            Exelon Performance Share Program under the LTIP, which, as of the Termination Date, have been earned by and awarded to the Executive, shall become fully vested at the actual earned level on the Change Date, and

                  (2) All of the Performance Shares granted to the Executive under the Exelon Performance Share Program under the LTIP which, as of the Termination Date, have not been earned by and awarded to the Executive shall become fully vested on the Change Date at the LTIP Target Level.

            (e) Termination During an Imminent Control Change Period: Restricted Stock. Executive's unvested Restricted Stock will:

                  (i) not be forfeited during the Imminent Control Change
            Period; and

                  (ii) not continue to vest during the Imminent Control Change
            Period.

      If the Imminent Control Change Period lapses without a Change Date, such unvested Restricted Stock shall thereupon be forfeited.

            If the Imminent Control Change Period culminates in a Change Date, then immediately prior to the Change Date, Executive's Restricted Stock shall become fully vested, and within ten business days after the Change Date, the Company shall deliver to Executive all of such shares theretofore held by or on behalf of the Company, which will be subject to the same terms which other stockholders of the Company receive in the transaction.

            (f) Termination During an Imminent Control Change Period:
      Continuation of Welfare Benefits. The Company shall continue to provide to Executive and Executive's family welfare benefits (other than any severance pay that may be considered a welfare benefit) during the Imminent Change Period which are at least as favorable as welfare benefits under the most favorable Welfare Plans of the Company applicable with respect to peer executives who are actively employed after the Termination Date and their families; subject to the following:

                  (i) In determining benefits applicable under such Welfare
            Plans, the Executive's annual compensation attributable to base salary and incentives for any plan year or calendar year, as applicable, shall be deemed to be not less than the Executive's Base Salary and Annual Incentive;

                  (ii) The cost of such welfare benefits to Executive and family under this Section 4.2(f) shall not exceed the cost of such benefits to peer executives who are actively employed after the Termination Date.

                  (iii) Executive's rights under this Section 4.2(f) shall be in addition to and not in lieu of any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including, without limitation, continuation coverage required by Section 4980B of the Code.

            If the Imminent Control Change Period lapses without a Change Date, welfare benefit plan coverage under this Section 4.2(f) shall thereupon cease, subject to Executive's rights, if any, to continued coverage under a Welfare Plan, the Exelon Corporation Key Management Severance Plan, or applicable law. If the Imminent Control Change Period culminates in a Change Date, then for the remainder of the Severance Period (and continuing through such later date as any Welfare Plan may specify), the Company shall continue to provide Executive and Executive's family welfare benefits as described in, and subject to the limitations of Section 4.1(e).

      Notwithstanding the foregoing, if the Executive obtains a specific type of coverage under welfare plan(s) sponsored by another employer of Executive (e.g. medical, prescription, vision, dental, disability, individual life insurance benefits, group life insurance benefits, but excluding for the purposes of this sentence retiree benefits if Executive is so eligible), then the Company shall not be obligated to provide such any specific type of coverage.

            (g) Termination During an Imminent Control Change Period:
      Outplacement. To the extent actually incurred by Executive, the Company shall pay or cause to be paid on behalf of Executive, as incurred, all reasonable fees and costs charged by a nationally recognized outplacement firm selected by the Executive for outplacement services provided up to 12 months after the Termination Date. No cash shall be paid in lieu of such fees and costs.

            (h) Termination During an Imminent Control Change Period:
      Indemnification. The Executive shall be indemnified and held harmless by the Company to the same extent as provided in Section 4.1(g), but only during the Imminent Control Change Period (or greater period provided under the Company's by-laws) if the Imminent Control Change Period lapses without a Change Date.

            (i) Termination During an Imminent Control Change Period: Directors' and Officers' Liability Insurance. The Company shall provide the same level of directors' and officers' liability insurance for Executive as provided in Section 4.1(h), but only during the Imminent Control Change Period (or greater period provided under the Company's by-laws) if the Imminent Control Change Period lapses without a Change Date.

      4.3 Termination During a Post-Disaggregation Period. If, during a Post-Disaggregation Period the Disaggregated Entity terminates Executive's employment other than for Cause or Disability, or if Executive terminates employment for Good Reason, the Company's sole obligations to Executive under Articles II and IV shall be as set forth in this Section 4.3, subject to Section 3.3(a)(iii), but only to the extent not provided by the Disaggregated Entity.

            (a) Termination During a Post-Disaggregation Period: Cash Severance Payments. The Company shall pay Executive the amounts described in Section 4.1(a), as provided in Section 4.4.

            (b) Termination During a Post-Disaggregation Period: Stock Options. All of Executive's Stock Options granted prior to the Disaggregation that have not expired, whether or not converted to options or stock of the Disaggregated Entity or Merger Survivor, shall be fully vested, and may be exercised in whole or in part by the Executive at any time until (1) the remaining option expiration date for such Stock Options granted prior to January 1, 2002 and (2) the earlier of the fifth anniversary of the Termination Date or the option expiration date for such Stock Options granted on or after January 1, 2002.

            (c) Termination During a Post-Disaggregation Period: Performance Shares. Executive's Performance Shares granted prior to the Disaggregation, whether or not earned by and awarded to the Executive as of the Disaggregation, and whether or not converted to performance shares of the Disaggregated Entity or the Merger Survivor, shall become fully vested (at the earned level for Performance Shares earned and awarded, and at the target level for any converted performance shares not yet earned and awarded) on the Termination Date.

            (d) Termination During a Post-Disaggregation Period: Restricted Stock. Executive's unvested Restricted Stock, whether or not converted to restricted stock of the Disaggregated Entity or Merger Survivor, shall become fully vested on the Termination Date.

            (e) Termination During a Post-Disaggregation Period: Continuation of Welfare Benefits. Until the end of the Severance Period, the Company shall continue to provide to Executive and Executive's family welfare benefits with the same rights in relation to continuation coverage, status in relation to other employer benefits, scope and cost as described in
      Section 4.1(e); provided that, to the extent Executive is eligible for post-termination continuation coverage under the plans of the Disaggregated Entity, whether pursuant to Section 4980B of the Code or otherwise, the continued coverage required hereunder shall be provided under the plans of the Disaggregated Entity (and the Company shall reimburse the cost to Executive of such coverage).

            (f) Termination During a Post-Disaggregation Period: Outplacement. To the extent actually incurred by Executive, the Company shall pay or cause to be paid on behalf of Executive, as incurred, all reasonable fees and costs charged by a nationally recognized outplacement firm selected by the Executive for outplacement services provided up to 12 months after the Termination Date. No cash shall be paid in lieu of such fees and costs.

            (g) Termination During a Post-Disaggregation Period:
      Indemnification. The Executive shall be indemnified and held harmless by the Company to the same extent as provided in Section 4.1(g).

            (h) Termination During a Post-Disaggregation Period: Directors' and Officers' Liability Insurance. The Company shall provide Executive with directors' and officers' liability insurance to the same extent as provided in Section 4.1(h).


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
      4.4 Timing of Severance Payments. Unless otherwise specified herein, the amounts described in Sections 4.1(a)(i), (ii), (iii), (iv) and (v) shall be paid within 30 business days of the Termination Date. The severance payments described in Section 4.1(a)(vi) shall be paid as follows:

            (a) Beginning no later than the second paydate which occurs after the Termination Date, the Company shall make periodic payments to the Executive according to the Company's normal payroll practices at a monthly rate equal to 1/12 of the sum of (i) the Executive's Base Salary in effect as of the Termination Date plus (ii) the Severance Incentive; and

            (b) Within 30 business days of the second anniversary of the Termination Date, the Company shall pay Executive a cash lump sum equal to the difference between the total Severance Payment less the total amount paid pursuant to normal payroll practices under Section 4.4(a).

      4.5 Waiver and Release. Notwithstanding anything herein to the contrary, the Company shall have no obligation to Executive under Article IV or Article V unless and until Executive executes a release and waiver of Company and its Affiliates, in substantially the same form as attached hereto as Exhibit A, or as otherwise mutually acceptable.

      4.6 Breach of Covenants. If a court determines that Executive has breached any non-competition, non-solicitation, confidential information or intellectual property covenant entered into between Executive and Company, the Company shall not be obligated to pay or provide any severance or benefits under Articles IV or V, all unexercised Stock Options shall terminate as of the date of the breach, and all Restricted Stock shall be forfeited as of the date of the breach.

      4.7 Termination by the Company for Cause. If the Company (or Affiliate or, if applicable, the Disaggregated Entity) terminates Executive's employment for Cause during the Current Post-Merger Period, the Post-Change Period, the Imminent Control Change Period, the Post-Significant Acquisition Period, or the Post-Disaggregation Period, the Company's sole obligation to Executive under Articles II, IV, and V shall be to pay Executive, pursuant to the Company's then-effective Plans, a lump-sum cash amount equal to all Accrued Obligations determined as of the Termination Date. The remaining applicable provisions of this Agreement (including the restrictive covenants in Article IX) shall continue to apply.

      4.8 Termination by Executive Other Than for Good Reason. If Executive elects to retire or otherwise terminate employment during the Current Post-Merger Period, the Post-Change Period, the Imminent Control Change Period, the Post-Significant Acquisition Period, or the Post-Disaggregation Period, other than for Good Reason, Disability or death, the Company's sole obligation to Executive under Articles II, IV, and V shall be to pay Executive, pursuant to the Company's then-effective Plans, a lump-sum cash amount equal to all Accrued Obligations determined as of the Termination Date. The remaining provisions of this Agreement (including the restrictive covenants in Article IX) shall continue to apply.

      4.9 Termination by the Company for Disability. If the Company (or Disaggregated Entity, if applicable) terminates Executive's employment by reason of Executive's Disability during the Current Post-Merger Period, Post-Change Period, Imminent Control Change Period that culminates in a Change Date, Post-Significant Acquisition Period or Post-Disaggregation Period, the Company's sole obligation to Executive under Articles II, IV, and V shall be as follows, and such obligations shall be reduced by amounts paid or provided by the Disaggregated Entity:

            (a) to pay Executive, a lump-sum cash amount equal to the sum of amounts specified in Section 4.1(a)(i), (ii) and (iii) determined as of the Termination Date, and

            (b) to provide Executive disability and other benefits after the Termination Date that are not less than the most favorable of such benefits then available under Plans of the Company to disabled peer executives of the Company in effect immediately before the Termination Date.

      The remaining provisions of this Agreement (including the restrictive covenants in Article IX) shall continue to apply.

      4.10 Upon Death. If Executive's employment is terminated by reason of Executive's death during the Current Post-Merger Period, Post-Change Period, Imminent Control Change Period that culminates in a Change Date, Post-Significant Acquisition Period or Post-Disaggregation Period, the Company's sole obligations to Executive and Executive's Beneficiary under Articles II, IV, and V shall be as follows, and such obligations shall be reduced by amounts paid or provided by the Disaggregated Entity:

            (a) to pay Executive's Beneficiary, pursuant to the Company's then-effective Plans, a lump-sum cash amount equal to all Accrued Obligations; and

            (b) to provide Executive's Beneficiary survivor and other benefits that are not less than the most favorable of such benefits then available under Plans of the Company to surviving families of peer executives of the Company in effect immediately before the Executive's death, [TAKING INTO ACCOUNT THE YEARS, IF ANY, OF CREDITED SERVICE GRANTED TO THE EXECUTIVE UNDER] [CUSTOMIZE WITH SPECIFIC PROVISIONS FOR RETIREE/SURVIVOR COVERAGE.]

      4.11 Sole and Exclusive Obligations. The obligations of the Company under this Agreement with respect to any Termination of Employment of the Executive during the Current Post-Merger Period, Post-Change Period, Imminent Control Change Period, Post-Significant Acquisition Period, or Post-Disaggregation Period shall, except as provided in Section 4.2, supersede any severance obligations of the Company in any other plan of the Company or agreement between Executive and the Company, including, without limitations, the Exelon Corporation Key Management Severance Plan, any Change in Control Agreement entered into by and among Executive, Unicom Corporation, Commonwealth Edison Company, or PECO Energy Company or any other plan or agreement (including an offer of employment or employment contract) of the Company or any Affiliates which provides for severance benefits. In the event of any inconsistency, ambiguity or conflict between the terms of such other plan of the Company or agreement between Executive and the Company and this Agreement with respect to any severance obligations of the Company (other than obligations with respect to credited service under the SERP in any agreement other than a prior Change in Control Agreement entered into by and among Executive, Unicom Corporation, Commonwealth Edison Company or PECO Energy Company), this Agreement shall govern.

                                   ARTICLE V.

                   CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

      5.1 Gross-Up Payment. If at any time or from time to time, it shall be determined by the Company's independent auditors that any payment or other benefit to Executive pursuant to Article II or Article IV of this Agreement or otherwise ("Potential Parachute Payment") is or will become subject to the excise tax imposed by Section 4999 of the Code or any similar tax payable under any United States federal, state, local, foreign or other law ("Excise Taxes"), then the Company shall, subject to Section 5.2, pay or cause to be paid a tax gross-up payment ("Gross-Up Payment") with respect to all such Excise Taxes and other Taxes on the Gross-Up Payment. The Gross-Up Payment shall be an amount equal to the product of

            (a) The amount of the Excise Taxes (calculated at the effective marginal rates of all federal, state, local, foreign or other law),

      multiplied by

            (b) A fraction (the "Gross-Up Multiple"), the numerator or which is one (1.0), and the denominator of which is one (1.0) minus the lesser of
      (i) the sum, expressed as a decimal fraction, of the effective marginal rates of any Taxes and any Excise Taxes applicable to the Gross-Up Payment or (ii) .80, it being intended that the Gross-Up Multiple shall in no event exceed five (5.0). If different rates of tax are applicable to various portions of a Gross-Up Payment, the weighted average of such rates shall be used. For purposes of this Section, Executive shall be deemed to be subject to the highest effective marginal rate of Taxes.

The Gross-Up Payment is intended to compensate Executive for all such Excise Taxes and any other Taxes payable by Executive with respect to the Gross-Up Payment. The Company shall pay or cause to be paid the Gross-Up Payment to Executive within thirty (30) days of the calculation of such amount, but in no event after the Executive makes payment to the IRS of such Excise Taxes.

      5.2 Limitation on Gross-Up Payments.

            (a) To the extent possible, any payments or other benefits to Executive pursuant to Article II and Article IV of this Agreement shall be allocated as consideration for Executive's entry into the covenants of
      Article IX.

            (b) Notwithstanding any other provision of this Article V, if the aggregate amount of the Potential Parachute Payments that, but for this
      Section 5.2, would be payable to Executive, does not exceed 110% of Floor Amount (as defined below), then no Gross-Up Payment shall be made to Executive and the aggregate amount of Potential Parachute Payments payable to Executive shall be reduced (but not below the Floor

      Amount) to the largest amount which would both (i) not cause any Excise Tax to be payable by Executive and (ii) not cause any Potential Parachute Payments to become nondeductible by the Company by reason of Section 280G of the Code (or any successor provision). For purposes of the preceding sentence, "Floor Amount" means the greatest pre-tax amount of Potential Parachute Payments that could be paid to Executive without causing Executive to become liable for any Excise Taxes in connection therewith.

      5.3 Additional Gross-up Amounts. If, for any reason (whether pursuant to subsequently enacted provisions of the Code, final regulations or published rulings of the IRS, or a final judgment of a court of competent jurisdiction) the Company's independent auditors later determine that the amount of Excise Taxes payable by Executive is greater than the amount initially determined pursuant to Section 5.1, then the Company shall, subject to Sections 5.2 and 5.4, pay Executive, within thirty (30) days of such determination, or pay to the IRS as required by applicable law, an amount (which shall also be deemed a Gross-Up Payment) equal to the product of:

            (a) the sum of (i) such additional Excise Taxes and (ii) any interest, penalties, expenses or other costs incurred by Executive as a result of having taken a position in accordance with a determination made pursuant to Section 5.1 or 5.4, multiplied by

            (b) the Gross-Up Multiple.

      5.4 Amount Increased or Contested.

            (a) Executive shall notify the Company in writing (an "Executive's Notice") of any claim by the IRS or other taxing authority (an "IRS Claim") that, if successful, would require the payment by Executive of Excise Taxes in respect of Potential Parachute Payments in an amount in excess of the amount of such Excise Taxes determined in accordance with
      Section 5.1. Executive's Notice shall include the nature and amount of such IRS Claim, the date on which such IRS Claim is due to be paid (the "IRS Claim Deadline"), and a copy of all notices and other documents or correspondence received by Executive in respect of such IRS Claim. Executive shall give the Executive's Notice as soon as practicable, but no later than the earlier of (i) 10 days after Executive first obtains actual knowledge of such IRS Claim or (ii) five days before the IRS Claim Deadline; provided, however, that any failure to give such Executive's Notice shall affect the Company's obligations under this Article only to the extent that the Company is actually prejudiced by such failure. If at least one business day before the IRS Claim Deadline the Company shall:

                  (i) deliver to Executive a written certificate from the
            Company's independent auditors ("Company Certificate") to the effect that, notwithstanding the IRS Claim, the amount of Excise Taxes, interest or penalties payable by Executive is either zero or an amount less than the amount specified in the IRS Claim,

                  (ii) pay to Executive, or to the IRS as required by applicable law, an amount (which shall also be deemed a Gross-Up Payment) equal to difference between the product of (A) amount of Excise Taxes, interest and penalties specified in the Company Certificate, if any, multiplied by (B) the Gross-Up Multiple, less the portion of such product, if any, previously paid to Executive by the Company, and

                  (iii) direct Executive pursuant to Section 5.4(d) to contest the balance of the IRS Claim,

      then Executive shall pay only the amount, if any, of Excise Taxes, interest and penalties specified in the Company Certificate. In no event shall Executive pay an IRS Claim earlier than 30 business days after having given an Executive's Notice to the Company (or, if sooner, the IRS Claim Deadline).

            (b) At any time after the payment by Executive of any amount of Excise Taxes, other Taxes or related interest or penalties in respect of Potential Parachute Payments (including any such amount equal to or less than the amount of such Excise Taxes specified in any Company Certificate, or IRS Claim), the Company may in its discretion require Executive to pursue a claim for a refund (a "Refund Claim") of all or any portion of such Excise Taxes, other Taxes, interest or penalties as may be specified by the Company in a written notice to Executive.

            (c) If the Company notifies Executive in writing that the Company desires Executive to contest an IRS Claim or to pursue a Refund Claim, Executive shall:

                  (i) give the Company all information that it reasonably
            requests in writing from time to time relating to such IRS Claim or Refund Claim, as applicable,

                  (ii) take such action in connection with such IRS Claim or
            Refund Claim (as applicable) as the Company reasonably requests in writing from time to time, including accepting legal representation with respect thereto by an attorney selected by the Company, subject to the approval of Executive (which approval shall not be unreasonably withheld or delayed),

                  (iii) cooperate with the Company in good faith to contest such
            IRS Claim or pursue such Refund Claim, as applicable,

                  (iv) permit the Company to participate in any proceedings
            relating to such IRS Claim or Refund Claim, as applicable, and

                  (v) contest such IRS Claim or prosecute Refund Claim (as
            applicable) to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company may from time to time determine in its discretion.

      The Company shall control all proceedings in connection with such IRS Claim or Refund Claim (as applicable) and in its discretion may cause Executive to pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the Internal Revenue Service or other taxing authority in respect of such IRS Claim or Refund Claim (as applicable); provided that (i) any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive relating to the IRS Claim is limited solely to such IRS Claim, (ii) the Company's control of the IRS Claim or Refund Claim (as applicable) shall be limited to issues with respect to which a Gross-Up Payment would be payable, and
      (iii) Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or other taxing authority.

            (d) The Company may at any time in its discretion direct Executive to (i) contest the IRS Claim in any lawful manner or (ii) pay the amount specified in an IRS Claim and pursue a Refund Claim; provided, however, that if the Company directs Executive to pay an IRS Claim and pursue a Refund Claim, the Company shall advance the amount of such payment to Executive on an interest-free basis and shall indemnify Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance.

            (e) The Company shall pay directly all legal, accounting and other costs and expenses (including additional interest and penalties) incurred by the Company or Executive in connection with any IRS Claim or Refund Claim, as applicable, and shall indemnify Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest and penalties, imposed as a result of such payment of costs and expenses.

      5.5 Refunds. If, after the receipt by Executive or the IRS of any payment or advance of Excise Taxes or other Taxes by the Company pursuant to this Article, Executive receives any refund with respect to such Excise Taxes, Executive shall (subject to the Company's complying with any applicable requirements of Section 5.4) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 5.4 or receipt by the IRS of an amount paid by the Company on behalf of the Executive pursuant to Section 5.4, a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such determination within 30 days after the Company receives written notice of such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 5.4(d).

                                  ARTICLE VI.

                    EXPENSES, INTEREST AND DISPUTE RESOLUTION

      6.1 Enforcement and Late Payments.

            (a) If, after the Agreement Date, Executive incurs reasonable legal fees or other expenses (including arbitration costs and expenses under Section 6.3) in an effort to secure, preserve, or obtain benefits under this Agreement, the Company shall, regardless of the outcome of such effort, reimburse Executive (in accordance with Section 6.1(b)) for such fees and expenses.

            (b) Reimbursement of legal fees and expenses and gross-up payments shall be made on a current basis, promptly after Executive's written submission of a request for reimbursement together with evidence that such fees and expenses were incurred.

            (c) If Executive does not prevail (after exhaustion of all available judicial remedies) in respect of a claim by Executive or by the Company hereunder, and the Company establishes before a court of competent jurisdiction by clear and convincing evidence that Executive had no reasonable basis for Executive's claim hereunder, or for Executive's response to the Company's claim hereunder, or that Executive acted in bad faith, no further reimbursement for legal fees and expenses shall be due to Executive in respect of such claim and Executive shall refund any amounts previously reimbursed hereunder with respect to such claim.

      6.2 Interest. If the Company does not pay any cash amount due to Executive under this Agreement within three business days after such amount first became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at an annual rate equal to 200 basis points above the base commercial lending rate published in The Wall Street Journal in effect from time to time during the period of such nonpayment; provided that the Executive shall not be entitled to interest on any Gross Up Payment.

      6.3 Arbitration. Any dispute, controversy or claim between the parties hereto arising out of or in connection with or relating to this Agreement (other than disputes related to Article V or to an alleged breach of the covenant contained in Article IX) or any breach or alleged breach thereof, or any benefit or alleged benefit hereunder, shall be settled by arbitration in Chicago, Illinois, before an impartial arbitrator pursuant to the rules and regulations of the American Arbitration Association ("AAA") pertaining to the arbitration of labor disputes. Either party may invoke the right to arbitration. The arbitrator shall be selected by means of the parties striking alternatively from a panel of seven arbitrators supplied by the Chicago office of AAA. The arbitrator shall have the authority to interpret and apply the provisions of this Agreement, consistent with Section 11.11 below. The decision of the arbitrator shall be final and binding upon the parties and a judgment thereon may be entered in the highest court of a forum, state or federal, having jurisdiction. The expenses of the arbitration shall be borne according to Section 6.1. No arbitration shall be commenced after the date when institution of legal or equitable proceedings based upon such subject matter would be barred by the applicable statutes of limitations. Notwithstanding anything to the contrary contained in this Section
6.3 or elsewhere in this Agreement, either party may bring an action in the District Court of Cook County, or the United States District Court for the Northern District of Illinois, if jurisdiction there lies, in order to maintain the status quo ante of the parties. The "status quo ante" is defined as the last peaceable, uncontested status between the parties. However, neither the party bringing the action nor the party defending the action thereby waives its right to arbitration of any dispute, controversy or claim arising out of or in connection or relating to this Agreement. Notwithstanding anything to the contrary contained in this Section 6.3 or elsewhere in this

Agreement, either party may seek relief in the form of specific performance, injunctive or other equitable relief in order to enforce the decision of the arbitrator. The parties agree that in any arbitration commenced pursuant to this Agreement, the parties shall be entitled to such discovery (including depositions, requests for the production of documents and interrogatories) as would be available in a federal district court pursuant to Rules 26 through 37 of the Federal Rules of Civil Procedure. In the event that either party fails to comply with its discovery obligations hereunder, the arbitrator shall have full power and authority to compel disclosure or impose sanctions to the full extent of Rule 37 of the Federal Rules of Civil Procedure.

                                  ARTICLE VII.

                    NO ADVERSE EFFECT ON POOLING OF INTERESTS

      Any benefits provided to the Executive under this Agreement may be reduced or eliminated to the extent necessary, in the reasonable judgment of the Board, to enable the Company to account for a merger, consolidation or similar transaction as a pooling of interests; provided that (i) the Board shall have exercised such judgment and given the Executive written notice thereof prior to the Change Date and (ii) the determination of the Board shall be supported by a written certificate of the Company's independent auditors, a copy of which shall be provided to the Executive before the Change Date.

                                 ARTICLE VIII.

                            NO SET-OFF OR MITIGATION

      8.1 No Set-off by Company. Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and subject to no setoff, counterclaim or legal or equitable defense. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by Executive to enforce any rights against the Company under this Agreement.

      8.2 No Mitigation. Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment or self-employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary, compensation or other amounts which may be paid or payable to Executive as the result of Executive's employment by another employer or self-employment.

                                  ARTICLE IX.

                              RESTRICTIVE COVENANTS

      9.1 Confidential Information. The Executive acknowledges that in the course of performing services for the Companies and Affiliates, he may create (alone or with others), learn of, have access to and receive Confidential Information. Confidential Information shall not include: (i) information that is or becomes generally known through no fault of Executive; (ii) information received from a third party outside of the Company that was disclosed without a breach of any confidentiality obligation; or (iii) information approved for release by written authorization of the Company. The Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Affiliates or of third parties which the Company or Affiliate is obligated to keep confidential, that it is the Company's policy to keep all such Confidential Information confidential, and that disclosure of Confidential Information would cause damage to the Company and its Affiliates. The Executive agrees that, except as required by the duties of Executive's employment with the Company or any of its Affiliates and except in connection with enforcing the Executive's rights under this Agreement or if compelled by a court or governmental agency, in each case provided that prior written notice is given to Company, Executive will not, without the written consent of Company, willfully disseminate or otherwise disclose, directly or indirectly, any Confidential Information obtained during his employment with the Company or its Affiliates, and will take all necessary precautions to prevent disclosure, to any unauthorized individual or entity inside or outside the Company, and will not use the Confidential Information or permit its use for the benefit of Executive or any other person or entity other than the Company or its Affiliates. These obligations shall continue during and after the termination of Executive's employment (whether or not after a Change in Control, Imminent Control Change, Significant Acquisition or Disaggregation).

      9.2 Non-Competition. During the period beginning on the Agreement Date and ending on the second anniversary of the Termination Date, whether or not after a Change in Control, Imminent Control Change, Significant Acquisition or Disaggregation, Executive hereby agrees that without the written consent of the Company Executive shall not at any time, directly or indirectly, in any capacity:

            (a) engage or participate in, become employed by, serve as a director of, or render advisory or consulting or other services in connection with, any Competitive Business; provided, however, that after the Termination Date this Section 9.2 shall not preclude Executive from being an employee of, or consultant to, any business unit of a Competitive Business if (i) such business unit does not qualify as a Competitive Business in its own right and (ii) Executive does not have any direct or indirect involvement in, or responsibility for, any operations of such Competitive Business that cause it to qualify as a Competitive Business.

            (b) make or retain any financial investment, whether in the form of equity or debt, or own any interest, in any Competitive Business. Nothing in this subsection shall, however, restrict Executive from making an investment in any Competitive Business if such investment does not (i) represent more than 1% of the aggregate market value of the outstanding capital stock or debt (as applicable) of such Competitive Business, (ii) give Executive any right or ability, directly or indirectly, to control or influence the policy decisions or management of such Competitive Business, and (iii) create a conflict of interest between Executive's duties under this Agreement and his interest in such investment.

      9.3 Non-Solicitation. During the period beginning on the Agreement Date and ending on the second anniversary of any Termination Date, whether or not after a Change in

Control, Imminent Control Change, Significant Acquisition or Disaggregation, Executive shall not, directly or indirectly:

            (a) other than in connection with the good-faith performance of his duties as an officer of the Company, cause or attempt to cause any employee or agent of the Company to terminate his or her relationship with the Company;

            (b) employ, engage as a consultant or adviser, or solicit the employment or engagement as a consultant or adviser, of any employee or agent of the Company (other than by the Company or its Affiliates), or cause or attempt to cause any Person to do any of the foregoing;

            (c) establish (or take preliminary steps to establish) a business with, or cause or attempt to cause others to establish (or take preliminary steps to establish) a business with, any employee or agent of the Company, if such business is or will be a Competitive Business; or

            (d) interfere with the relationship of the Company with, or endeavor to entice away from the Company, any Person who or which at any time during the period commencing one year prior to the Termination Date was or is, to the Executive's knowledge, a material customer or material supplier of, or maintained a material business relationship with, the Company.

      9.4 Intellectual Property. During the period of Executive's employment with the Company and any Affiliate, and thereafter upon the Company's request, whether or not after a Change in Control, Imminent Control Change, Significant Acquisition or Disaggregation, Executive shall disclose immediately to the Company all ideas, inventions and business plans that he makes, conceives, discovers or develops alone or with others during the course of his employment with the Company or during the one year period following Executive's Termination Date, including any inventions, modifications, discoveries, developments, improvements, computer programs, processes, products or procedures (whether or not protectable upon application by copyright, patent, trademark, trade secret or other proprietary rights) ("Work Product") that: (i) relate to the business of the Company or any customer or supplier to the Company or any of the products or services being developed, manufactured, sold or otherwise provided by the Company or that may be used in relation therewith; or (ii) result from tasks assigned to Executive by the Company; or (iii) result from the use of the premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company. Executive agrees that any Work Product shall be the property of the Company and, if subject to copyright, shall be considered a "work made for hire" within the meaning of the Copyright Act of 1976, as amended (the "Act"). If and to the extent that any such Work Product is not a "work made for hire" within the meaning of the Act, Executive hereby assigns to the Company all right, title and interest in and to the Work Product, and all copies thereof, and the copyright, patent, trademark, trade secret and all proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Executive.

            (a) The Company hereby notifies Executive that the preceding paragraph does not apply to any inventions for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on the Executive's own time, unless: (i) the invention relates (a) to the Company's business, or (b) to the Company's actual or demonstrably anticipated research or development, or
      (ii) the invention results from any work performed by the Executive for the Company.

            (b) Executive agrees that upon disclosure of Work Product to the Company, Executive will, during his employment and at any time thereafter, at the request and cost of the Company, execute all such documents and perform all such acts as the Company or its duly authorized agents may reasonably require: (i) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world, and when so obtained or vested to renew and restore the same; and
      (ii) to prosecute or defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection, or otherwise in respect of the Work Product.

            (c) In the event that the Company is unable, after reasonable effort, to secure Executive's execution as provided in subsection (b) above, whether because of Executive's physical or mental incapacity or for any other reason whatsoever, Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agent and attorney-in-fact, to act for and on his behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution, issuance and protection of letters patent, copyright and other intellectual property protection with the same legal force and effect as if personally executed by Executive.

      9.5 Reasonableness of Restrictive Covenants.

            (a) Executive acknowledges that the covenants contained in Sections 9.1, 9.2, 9.3 and 9.4 are reasonable in the scope of the activities restricted, the geographic area covered by the restrictions, and the duration of the restrictions, and that such covenants are reasonably necessary to protect the Company's legitimate interests in its Confidential Information and in its relationships with its employees, customers and suppliers. Executive further acknowledges such covenants are essential elements of this Agreement and that, but for such covenants, the Company would not have entered into this Agreement.

            (b) The Company and Executive have each consulted with their respective legal counsel and have been advised concerning the reasonableness and propriety of such covenants. Executive acknowledges that his observance of the covenants contained in Sections 9.1, 9.2, 9.3 and 9.4 will not deprive Executive of the ability to earn a livelihood or to support his dependents.

      9.6 Right to Injunction; Survival of Undertakings.

            (a) In recognition of the confidential nature of the Confidential Information, and in recognition of the necessity of the limited restrictions imposed by Sections 9.1, 9.2, 9.3 and 9.4 the parties agree that it would be impossible to measure solely in money the damages which the Company would suffer if Executive were to breach any of his obligations under such Sections. Executive acknowledges that any breach of any provision of such Sections would irreparably injure the Company. Accordingly, Executive agrees that if he breaches any of the provisions of such Sections, the Company shall be entitled, in addition to any other remedies to which the Company may be entitled under this Agreement or otherwise, to an injunction to be issued by a court of competent jurisdiction, to restrain any breach, or threatened breach, of such provisions, and Executive hereby waives any right to assert any claim or defense that the Company has an adequate remedy at law for any such breach.

            (b) If a court determines that any of the covenants included in this
      Article IX is unenforceable in whole or in part because of such covenant's duration or geographical or other scope, such court shall have the power to modify the duration or scope of such provision, as the case may be, so as to cause such covenant as so modified to be enforceable.

            (c) All of the provisions of this Article IX shall survive any Termination of Employment without regard to (i) the reasons for such termination or (ii) the expiration of the Agreement Term.

            (d) The Company shall have no further obligation to pay or provide severance or benefits under Article II, Article IV, or Article V if a court determines that the Executive has breached any covenant in this
      Article IX.

                                   ARTICLE X.

                            NON-EXCLUSIVITY OF RIGHTS

      10.1 Other Rights. Except as expressly provided in Section 4.11 or elsewhere in this Agreement, this Agreement shall not prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company and for which Executive may qualify, nor shall this Agreement limit or otherwise affect such rights as Executive may have under any other agreements with the Company. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any Plan and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

      10.2 No Right to Continued Employment. Nothing in this Agreement shall guarantee the right of Executive to continue in employment, and the Company retains the right to terminate the Executive's employment at any time for any reason or for no reason.

                                  ARTICLE XI.

                                  MISCELLANEOUS

      11.1 No Assignability. This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive's legal representatives.

      11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Any successor to the business or assets of the Company which assumes or agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement as if such successor were the Company.

      11.3 Affiliates. To the extent that immediately prior to the Applicable Trigger Date, the Executive has been on the payroll of, and participated in the incentive or employee benefit plans of, an Affiliate of the Company, the references to the Company contained in Sections 2.9(a)(i) through (vi) and the other Sections of this Agreement referring to benefits to which the Executive may be entitled shall be read to refer to such Affiliate.

      11.4 Payments to Beneficiary. If Executive dies before receiving amounts to which Executive is entitled under this Agreement, such amounts shall be paid in a lump sum to one or more beneficiaries designated in writing by Executive (each, a "Beneficiary"). If none is so designated, the Executive's estate shall be his or her Beneficiary.

      11.5 Non-Alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

      11.6 Severability. If any one or more Articles, Sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any Article, Section or other portion not so declared to be unlawful or invalid. Any Article, Section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such Article, Section or other portion to the fullest extent possible while remaining lawful and valid.

      11.7 Amendments. This Agreement shall not be amended or modified except by written instrument executed by the Company and Executive.

      11.8 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand, by nationally-recognized delivery service that promises overnight delivery, or by first-class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to Executive, to Executive at his most recent home address on file with the Company.

                  If to the Company:

                  Exelon Corporation
                  37th Floor
                  10 S. Dearborn Street
                  Chicago, Illinois 60690
                  Attention: S. Gary Snodgrass, Senior Vice President and Chief Human Resources Officer
                  Facsimile No.: (312) 394-5440

                  With copy to:

                  Pamela Baker, Esq.
                  Sonnenschein Nath & Rosenthal
                  8000 Sears Tower
                  Chicago, Illinois 60606
                  Facsimile No.: (312) 876-7934

or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

      11.9 Joint and Several Liability. The Company and the Subsidiary shall be jointly and severally liable for the obligations of the Company, the Subsidiary, or the Employer hereunder.

      11.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

      11.11 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its choice of law principles.

      11.12 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.

      11.13 Number and Gender. Wherever appropriate, the singular shall include the plural, the plural shall include the singular, and the masculine shall include the feminine.

      11.14 Tax Withholding. The Company may withhold from any amounts payable under this Agreement or otherwise payable to Executive any Taxes the Company determines to be appropriate under applicable law and may report all such amounts payable to such authority as is required by any applicable law or regulation.

      11.15 No Waiver. Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.

      11.16 Entire Agreement. This Agreement contains the entire understanding of Company and Executive with respect to its subject matter.

      IN WITNESS WHEREOF, Executive, Exelon Corporation and __________________ have executed this Change in Control Employment Agreement ________________, 2001.

                                      EXECUTIVE

                                      EXELON CORPORATION


                                      By:
                                            ____________________________________
                                      Title:
                                            ____________________________________

                                      By:
                                            ____________________________________
                                      Title:
                                            ____________________________________

                               EXELON CORPORATION



                    CHANGE IN CONTROL EMPLOYMENT AGREEMENT



                             (TIER ONE-B EXECUTIVES)

               (THOSE WITHOUT CIC AGREEMENTS PRIOR TO 10/20/00)

                                TABLE OF CONTENTS

Article I. Definitions......................................................           1
   1.1  "Accrued Annual Incentive"..........................................           1
   1.2  "Accrued Base Salary"...............................................           1
   1.3  "Accrued LTIP Award"................................................           1
   1.4  "Accrued Obligations"...............................................           1
   1.5  "Affiliate".........................................................           1
   1.6  "Agreement Date"....................................................           2
   1.7  "Agreement Term"....................................................           2
   1.8  "Annual Incentive"..................................................           2
   1.9  "Applicable Trigger Date"...........................................           2
   1.10 "Article"...........................................................           2
   1.11 "Base Salary".......................................................           2
   1.12 "Beneficial Owner"..................................................           2
   1.13 "Beneficiary".......................................................           2
   1.14 "Board".............................................................           2
   1.15 "Cause" see Section 3.3.............................................           3
   1.16 "Change Date".......................................................           3
   1.17 "Change in Control".................................................           3
   1.18 "Code"..............................................................           4
   1.19 "Company"...........................................................           4
   1.20 "Competitive Business" .............................................           4
   1.21 "Confidential Information"..........................................           5
   1.22 "Disability"........................................................           5
   1.23 "Disaggregated Entity"..............................................           5
   1.24 "Disaggregation"....................................................           5
   1.25 "Employer"..........................................................           6
   1.26 "Exchange Act"......................................................           6
   1.27 "Good Reason" ......................................................           6
   1.28 "Imminent Control Change"...........................................           6
   1.29 "Imminent Control Change Period"....................................           6
   1.30 "Incentive Plan"....................................................           7
   1.31 "including".........................................................           7
   1.32 "Incumbent Board"...................................................           7
   1.33 "IRS"...............................................................           7
   1.34 "LTIP"..............................................................           7
   1.35 "LTIP Performance Period"...........................................           7
   1.36 "LTIP Target Level".................................................           7
   1.37 "Merger"............................................................           7
   1.38 "Notice of Termination".............................................           7
   1.39 "Performance Shares"................................................           8
   1.40 "Person"............................................................           8
   1.41 "Plans".............................................................           8
   1.42 "Post-Change Period"................................................           8
   1.43 "Post-Disaggregation Period"........................................           8
   1.44 "Post-Significant Acquisition Period"...............................           8
   1.45 "Restricted Stock"..................................................           8

   1.46 "SEC"...............................................................           8
   1.47 "SEC Person"........................................................           8
   1.48 "Section"...........................................................           8
   1.49 "SERP"..............................................................           8
   1.50 "Severance Incentive"...............................................           9
   1.51 "Severance Period"..................................................           9
   1.52 "Significant Acquisition"...........................................           9
   1.53 "Stock Options".....................................................           9
   1.54 "Target Incentive"..................................................           9
   1.55 "Taxes".............................................................           9
   1.56 "Termination Date"..................................................          10
   1.57 "Termination of Employment".........................................          10
   1.58 "20% Owner".........................................................          10
   1.59 "Voting Securities".................................................          10
   1.60 "Welfare Plans".....................................................          10


Article II. Terms of Employment.............................................          10
   2.1  Position and Duties During a Post-Change Period.....................          10
   2.2  Position and Duties During an Imminent Control Change Period........          10
   2.3  Position and Duties During a Post-Significant Acquisition Period....          11
   2.4  Position and Duties During a Post-Disaggregation Period.............          11
   2.5  Executive's Obligations.............................................          11
   2.6  Base Salary During the Post-Change Period...........................          11
   2.7  Annual Incentive....................................................          12
   2.8  Other Compensation and Benefits.....................................          12


Article III. Termination of Employment......................................          15
   3.1  Disability..........................................................          15
   3.2  Death...............................................................          16
   3.3  Termination by the Company for Cause................................          16
   3.4  Termination by the Executive for Good Reason........................          18


Article IV. Company's Obligations Upon Certain Terminations of Employment...          20
   4.1  Termination During the Post-Change Period or Post-Significant
   Acquisition Period.......................................................          20
   4.2  Termination During an Imminent Control Change Period................          24
   4.3  Termination During a Post-Disaggregation Period.....................          27
   4.4  Timing of Severance Payments........................................          28
   4.5  Waiver and Release..................................................          29
   4.6  Breach of Covenants.................................................          29
   4.7  Termination by the Company for Cause................................          29
   4.8  Termination by Executive Other Than for Good Reason.................          29
   4.9  Termination by the Company for Disability...........................          29
   4.10 Upon Death..........................................................          30
   4.11 Sole and Exclusive Obligations......................................          30

Article V. Certain Additional Payments by the Company.......................          30
   5.1  Gross-Up Payment....................................................          30
   5.2  Limitation on Gross-Up Payments.....................................          31
   5.3  Additional Gross-up Amounts.........................................          31
   5.4  Amount Increased or Contested.......................................          32
   5.5  Refunds.............................................................          34


Article VI. Expenses, Interest and Dispute Resolution.......................          34
   6.1  Enforcement and Late Payments.......................................          34
   6.2  Interest............................................................          34
   6.3  Arbitration.........................................................          34


Article VII. No Adverse Effect on Pooling of Interests......................          35


Article VIII. No Set-off or Mitigation......................................          35
   8.1  No Set-off by Company...............................................          35
   8.2  No Mitigation.......................................................          36


Article IX. Restrictive Covenants...........................................          36
   9.1  Confidential Information............................................          36
   9.2  Non-Competition.....................................................          36
   9.3  Non-Solicitation....................................................          37
   9.4  Intellectual Property...............................................          37
   9.5  Reasonableness of Restrictive Covenants.............................          38
   9.6  Right to Injunction; Survival of Undertakings.......................          39


Article X. Non-Exclusivity of Rights........................................          39
   10.1 Other Rights........................................................          39
   10.2 No Right to Continued Employment....................................          40


Article XI. Miscellaneous...................................................          40
   11.1 No Assignability....................................................          40
   11.2 Successors..........................................................          40
   11.3 Affiliates..........................................................          40
   11.4 Payments to Beneficiary.............................................          40
   11.5 Non-Alienation of Benefits..........................................          40
   11.6 Severability........................................................          40
   11.7 Amendments..........................................................          41
   11.8 Notices.............................................................          41
   11.9 Joint and Several Liability.........................................          41
   11.10 Counterparts.......................................................          41
   11.11 Governing Law......................................................          41
   11.12 Captions...........................................................          41

   11.13 Number and Gender..................................................          42
   11.14 Tax Withholding....................................................          42
   11.15 No Waiver..........................................................          42
   11.16 Entire Agreement...................................................          43

                               EXELON CORPORATION

                    CHANGE-IN-CONTROL EMPLOYMENT AGREEMENT


      THIS AGREEMENT dated as of June 1, 2001 (the "Agreement Date") is made by and among Exelon Corporation, incorporated under the laws of the Commonwealth of Pennsylvania (together with successors thereto, the "Company"), _____________________, a _______________ corporation (together with successors thereto, the "Subsidiary"), and _____________________ ("Executive").

                                    RECITALS

      The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued services of the Executive, despite the possibility or occurrence of a Change in Control of the Company. The Board believes it is imperative to reduce the distraction of the Executive that would result from the personal uncertainties caused by a pending or threatened Change in Control or a Significant Acquisition, to encourage the Executive's full attention and dedication to the Company, and to provide the Executive with compensation and benefits arrangements upon a Change in Control which are competitive with those of similarly-situated corporations. This Agreement is intended to accomplish these objectives.

                                   ARTICLE I.

                                   DEFINITIONS

      As used in this Agreement, the terms specified below shall have the following meanings:

      1.1 "Accrued Annual Incentive" means the amount of any Annual Incentive earned but not yet paid with respect to the Company's latest fiscal year ended prior to the Termination Date.

      1.2 "Accrued Base Salary" means the amount of Executive's Base Salary that is accrued but not yet paid as of the Termination Date.

      1.3 "Accrued LTIP Award" means the amount of any LTIP Award earned and vested, but either deferred or not yet paid as of the Termination Date.

      1.4 "Accrued Obligations" means, as of any date, the sum of Executive's Accrued Base Salary, Accrued Annual Incentive, Accrued LTIP Award, any accrued but unpaid paid time off, and any other amounts and benefits which are then due to be paid or provided to Executive by the Company, but have not yet been paid or provided (as applicable).

      1.5 "Affiliate" means any Person (including the Subsidiary) that directly or indirectly controls, is controlled by, or is under common control with, the Company. For purposes of this definition the term "control" with respect to any Person means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of Voting Securities, by contract or otherwise.

      1.6 "Agreement Date" -- see the introductory paragraph of this Agreement.

      1.7 "Agreement Term" means the period commencing on the Agreement Date and ending on the second anniversary of the Agreement Date or, if later, such later date to which the Agreement Term is extended under the following sentence unless earlier terminated as provided herein. Commencing on the first anniversary of the Agreement Date, the Agreement Term shall automatically be extended each day by one day to create a new two-year term until, at any time after the first anniversary of the Agreement Date, the Company delivers written notice (an "Expiration Notice") to Executive that the Agreement shall expire on a date specified in the Expiration Notice (the "Expiration Date") that is not less than 12 months after the date the Expiration Notice is delivered to Executive; provided, however, that if a Change Date, Imminent Control Change, Disaggregation or Significant Acquisition occurs before the Expiration Date specified in the Expiration Notice, then such Expiration Notice shall be void and of no further effect. If such Imminent Control Change or Disaggregation does not culminate in a Change Date, then such Expiration Notice shall be reinstated and the Agreement shall expire on the date originally specified as the Expiration Date, or if later, the date the Imminent Control Change lapses or the end of the sixtieth day after the Disaggregation. Notwithstanding anything herein to the contrary, the Agreement Term shall end at the end of the Severance Period if applicable, or if there is no Severance Period, the earliest of the following: (a) the second anniversary of the Change Date, (b) eighteen (18) months after the Significant Acquisition provided there has been no Change Date,
(c) the end of the sixtieth day after the Disaggregation if there has been no Change Date after the Disaggregation, or (d) the Termination Date.

      1.8   "Annual Incentive" -- see Section 2.8.

      1.9   "Applicable Trigger Date" means

            (a)   the Change Date with respect to the Post-Change Period;

            (b) the date of an Imminent Control Change with respect to the Imminent Control Change Period;

            (c) the date of a Significant Acquisition with respect to a Post-Significant Acquisition Period; and

            (d) the date of a Disaggregation with respect to a Post-Disaggregation Period.

      1.10  "Article" means an article of this Agreement.

      1.11  "Base Salary" -- see Section 2.7.

      1.12 "Beneficial Owner" means such term as defined in Rule 13d-3 of the SEC under the Exchange Act.

      1.13  "Beneficiary" -- see Section 11.4.

      1.14 "Board" means the Board of Directors of Company or, from and after the effective date of a Corporate Transaction (as defined in Section 1.17), the Board of Directors of the corporation resulting from a Corporate Transaction or, if securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

      1.15  "Cause" -- see Section 3.3.

      1.16 "Change Date" means the date on which a Change in Control first occurs during the Agreement Term.

      1.17 "Change in Control" means, except as otherwise provided below, the first to occur of any of the following during the Agreement Term:

            (a) any SEC Person becomes the Beneficial Owner of 20% or more of the then outstanding common stock of the Company or of Voting Securities representing 20% or more of the combined voting power of all the then outstanding Voting Securities of Company (such an SEC Person, a "20% Owner"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (2) any acquisition by the Company, (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a "Company Plan"), or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
      (c) of this definition; provided further, that for purposes of clause (2), if any 20% Owner of the Company other than the Company or any Company Plan becomes a 20% Owner by reason of an acquisition by the Company, and such 20% Owner of the Company shall, after such acquisition by the Company, become the beneficial owner of any additional outstanding common shares of the Company or any additional outstanding Voting Securities of the Company (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control; or

            (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (c) Consummation of a reorganization, merger or consolidation ("Merger"), or the sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) by the Company (such reorganization, merger, consolidation, sale or other disposition, a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which:

                  (i) all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding common stock of Company and outstanding Voting Securities of the Company immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding common stock of Company and outstanding Voting Securities of the Company, as the case may be;

                  (ii) no SEC Person (other than the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such corporate Transaction, directly or indirectly, 20% or more of the outstanding common stock of the Company or the outstanding Voting Securities of the Company, as the case may be) becomes a 20% Owner, directly or indirectly, of the then-outstanding common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation; and

                  (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

            (d) Approval by the Company's shareholders of a plan of complete liquidation or dissolution of the Company, other than a plan of liquidation or dissolution which results in the acquisition of all or substantially all of the assets of the Company by an affiliated company.

Notwithstanding the occurrence of any of the foregoing events, a Change in Control shall not occur with respect to Executive if, in advance of such event, Executive agrees in writing that such event shall not constitute a Change in Control.

      1.18  "Code" means the Internal Revenue Code of 1986, as amended.

      1.19  "Company" - see the introductory paragraph to this Agreement.

      1.20 "Competitive Business" means, as of any date, any utility business and any individual or entity (and any branch, office, or operation thereof) which engages in, or proposes to engage in (with Executive's assistance) (i) the harnessing, production, transmission, distribution, marketing or sale of energy or the transmission or distribution thereof through wire or cable or similar medium, (ii) any other business engaged in by the Company prior to Executive's Termination Date which represents for any calendar year or is projected by the

Company (as reflected in a business plan adopted by the Company before Executive's Termination Date) to yield during any year during the first three-fiscal year period commencing on or after Executive's Termination Date, more than 5% of the gross revenue of Company, and, in either case, which is located (i) anywhere in the United States, or (ii) anywhere outside of the United States where Company is then engaged in, or proposes as of the Termination Date to engage in to the knowledge of the Executive, any of such activities.

      1.21 "Confidential Information" shall mean any information, ideas, processes, methods, designs, devices, inventions, data, techniques, models and other information developed or used by the Company or any Affiliate and not generally known in the relevant trade or industry relating to the Company's or its Affiliates' products, services, businesses, operations, employees, customers or suppliers, whether in tangible or intangible form, which gives the Company and its Affiliates a competitive advantage in the harnessing, production, transmission, distribution, marketing or sale of energy or the transmission or distribution thereof through wire or cable or similar medium or in the energy services industry and other businesses in which the Company or an Affiliate is engaged, or of third parties which the Company or Affiliate is obligated to keep confidential, or which was learned, discovered, developed, conceived, originated or prepared during or as a result of Executive's performance of any services on behalf of the Company and which falls within any of the following general categories:

            (a) information relating to trade secrets of the Company or Affiliate or any customer or supplier of the Company or Affiliate;

            (b) information relating to existing or contemplated products, services, technology, designs, processes, formulae, algorithms, research or product developments of the Company or Affiliate or any customer or supplier of the Company or Affiliate;

            (c) information relating to business plans or strategies, sales or marketing methods, methods of doing business, customer lists, customer usages and/or requirements, supplier information of the Company or Affiliate or any customer or supplier of the Company or Affiliate;

            (d) information subject to protection under the Uniform Trade Secrets Act, as adopted by the State of Illinois, or to any comparable protection afforded by applicable law; or

            (e) any other confidential information which either the Company or Affiliate or any customer or supplier of the Company or Affiliate may reasonably have the right to protect by patent, copyright or by keeping it secret and confidential.

      1.22  "Disability" - see Section 3.1(b).

      1.23 "Disaggregated Entity" means the Disaggregated Unit or any other Person (other than the Company or an Affiliate) that controls or is under common control with the Disaggregated Unit.

      1.24 "Disaggregation" means the consummation, in contemplation of a Change in Control, of a sale, spin-off or other disaggregation by the Company or the Affiliate or business unit of the Company ("Disaggregated Unit") which employed Executive immediately prior to the sale, spin-off or other disaggregation.

      1.25 "Employer" means, collectively or severally, the Company and the Subsidiary (or other Affiliate employing Executive).

      1.26 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      1.27  "Good Reason" -- see Section 3.4.

      1.28 "Imminent Control Change" means, as of any date on or after the Agreement Date and prior to the Change Date, the occurrence of any one or more of the following:

            (a) the Company enters into an agreement the consummation of which would constitute a Change in Control;

            (b) Any SEC Person commences a "tender offer" (as such term is used in Section 14(d) of the Exchange Act) or exchange offer, which, if consummated, would result in a Change in Control; or

            (c) Any SEC Person files with the SEC a preliminary or definitive proxy solicitation or election contest to elect or remove one or more members of the Board, which, if consummated or effected, would result in a Change in Control;

provided, however, that an Imminent Control Change will lapse and cease to qualify as an Imminent Control Change:

                  (i) With respect to an Imminent Control Change described in clause (a) of this definition, the date such agreement is terminated, cancelled or expires without a Change Date occurring;

                  (ii) With respect to an Imminent Control Change described in clause (b) of this definition, the date such tender offer or exchange offer is withdrawn or terminates without a Change Date occurring;

                  (iii) With respect to an Imminent Control Change described in clause (c) of this definition, (1) the date the validity of such proxy solicitation or election contest expires under relevant state corporate law, or (2) the date such proxy solicitation or election contest culminates in a shareholder vote, in either case of (1) or
            (2) without a Change Date occurring; or

                  (iv) The date a majority of the members of the Incumbent Board make a good faith determination that any event or condition described in clause (a), (b), or (c) of this definition no longer constitutes an Imminent Control Change, provided that such determination may not be made prior to the twelve (12) month anniversary of the occurrence of such event.

      1.29 "Imminent Control Change Period" means the period commencing on the date of an Imminent Control Change, and ending on the first to occur thereafter of

            (a)   a Change Date, provided

                  (i) such date occurs no later than the one-year anniversary of the Termination Date, and

                  (ii) either the Imminent Control Change has not lapsed, or the
            Imminent Control Change in effect upon such Change Date is the last Imminent Control Change in a series of Imminent Control Changes unbroken by any period of time between the lapse of an Imminent Control Change and the occurrence of a new Imminent Control Change;

            (b) if Executive's business unit undergoes Disaggregation and Executive retains substantially the same position with the Disaggregated Entity as immediately prior to such Disaggregation (determined without regard to reporting obligations), the earlier to occur after such Disaggregation of a Change Date or the end of the 60th day following such Disaggregation without the occurrence of a Change Date,

            (c) the date an Imminent Control Changes lapses without the prior or concurrent occurrence of a new Imminent Control Change; or

            (d)   the twelve-month anniversary of the Termination Date.

      1.30 "Incentive Plan" means any annual incentive award arrangement of the Company.

      1.31  "including" means including without limitation.

      1.32  "Incumbent Board" - see definition of Change in Control.

      1.33 "IRS" means the Internal Revenue Service of the United States of America.

      1.34 "LTIP" means the Exelon Corporation Long-Term Incentive Plan, as amended from time to time, or any successor thereto, and including any Stock Options or Restricted Stock granted thereunder to replace stock options or restricted stock initially granted under the Unicom Corporation Long-Term Incentive Plan.

      1.35 "LTIP Performance Period" means the performance period applicable to an LTIP award, as designated in accordance with the LTIP.

      1.36 "LTIP Target Level" means, in respect of any grant of Performance Shares under the Exelon Performance Share Program under the LTIP, the number of Performance Shares which Executive would have been awarded (prior to the Termination Date) for the LTIP Performance Period corresponding to such grant if the business and personal performance goals related to such grant were achieved at the 100% (target) level as of the end of the first year of the LTIP Performance Period.

      1.37  "Merger" - see definition of Change in Control.

      1.38 "Notice of Termination" means a written notice given in accordance with Section 11.8 which sets forth (i) the specific termination provision in this Agreement relied upon by the party giving such notice, (ii) in reasonable detail the specific facts and circumstances claimed to provide a basis for such Termination of Employment, and (iii) if the Termination Date is other than the date of receipt of such Notice of Termination, the Termination Date.

      1.39 "Performance Shares" - see Section 4.1(c). After a Disaggregation, "Performance Shares" shall also refer to performance shares, performance units or similar stock incentive awards granted by a Disaggregated Entity (or an affiliate thereof) in replacement of performance shares, performance units or similar stock incentive awards granted under the Exelon Performance Share Program under the LTIP.

      1.40 "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

      1.41 "Plans" means plans, practices, policies and programs of the Company (or, if applicable to Executive, the Disaggregated Entity or Affiliate).

      1.42 "Post-Change Period" means the period commencing on the Change Date and ending on the earlier of the Termination Date or the second anniversary of the Change Date.

      1.43 "Post-Disaggregation Period" means the period commencing on the first date during the Agreement Term on which a Change in Control occurs following a Disaggregation, provided such Change Date occurs no more than 60 days following such Disaggregation, and ending on the earlier of the Termination Date or the second anniversary of the Change Date. If no Change Date occurs within 60 days after the Disaggregation, there shall be no Post-Disaggregation Period.

      1.44 "Post-Significant Acquisition Period" means the period commencing on the date of a Significant Acquisition that occurs during the Agreement Term prior to a Change Date, and ending on the first to occur of (a) the end of the 18-month period commencing on the date of the Significant Acquisition, (b) the Change Date, or (c) the Termination Date.

      1.45 "Restricted Stock" -- see Section 4.1(d). After a Disaggregation, "Restricted Stock" shall also refer to deferred stock units, restricted stock or restricted share units granted by a Disaggregated Entity (or an affiliate thereof) in replacement of deferred stock units, restricted stock or restricted share units granted by the Company other than under the Exelon Performance Share Program under the LTIP.

      1.46  "SEC" means the United States Securities and Exchange Commission.

      1.47 "SEC Person" means any person (as such term is used in Rule 13d-5 of the SEC under the Exchange Act) or group (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), other than (a) the Company or an Affiliate, or (b) any employee benefit plan (or any related trust) or Company or any of its Affiliates.

      1.48 "Section" means, unless the context otherwise requires, a section of this Agreement.

      1.49 "SERP" means the PECO Energy Company Supplemental Retirement Plan or the Commonwealth Edison Supplemental Management Retirement Plan, whichever is applicable to Executive, or any successor to either or both.

      1.50 "Severance Incentive" means the greater of (a) the Target Incentive for the performance period in which the Termination Date occurs, or (b) the average (mean) of the actual Annual Incentives paid (or payable, to the extent not previously paid) to the Executive under the Incentive Plan for each of the two calendar years preceding the calendar year in which the Termination Date occurs.

      1.51 "Severance Period" means the period beginning on the Executive's Termination Date, provided Executive's Termination of Employment entitles Executive to benefits under Section 4.1, 4.2 or 4.3, and ending [ON THE THIRD ANNIVERSARY THEREOF/THIRTY MONTHS LATER]. There shall be no Severance Period if Executive's Termination of Employment is on account of death or Disability or if Executive's employment is terminated by the Company for Cause or by Executive other than for Good Reason.

      1.52 "Significant Acquisition" means a Corporate Transaction affecting the Executive's business unit (or, if Executive is employed at the headquarters for the Company's corporate business operations ("Corporate Center"), a Corporate Transaction that affects the Corporate Center) that is consummated after the Agreement Date and prior to the Change Date, which Corporate Transaction is not a Change in Control, provided that as a result of such Corporate Transaction, all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the outstanding common stock of Company and outstanding Voting Securities of the Company immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% but not more than 66-2/3% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the outstanding common stock of Company and outstanding Voting Securities of the Company, as the case may be.

      1.53 "Stock Options" -- see Section 4.1(b). After a Disaggregation, "Stock Options" shall also refer to stock options, stock appreciation rights, or similar incentive awards granted by the Disaggregated Entity (or an affiliate thereof) in replacement of stock options, stock appreciation rights, or similar incentive awards granted under the LTIP.

      1.54 "Target Incentive" as of a certain date means an amount equal to the product of Base Salary determined as of such date multiplied by the percentage of such Base Salary to which Executive would have been entitled immediately prior to such date under the Incentive Plan for the applicable performance period if the performance goals established pursuant to such Incentive Plan were achieved at the 100% (target) level as of the end of the applicable performance period; provided, however, that any reduction in Executive's Base Salary or Annual Incentive that would qualify as Good Reason shall be disregarded for purposes of this definition.

      1.55 "Taxes" means the incremental federal, state, local and foreign income, employment, excise and other taxes payable by Executive with respect to any applicable item of income.

      1.56 "Termination Date" means the effective date of Executive's Termination of Employment, which shall be the last day on which Executive is employed by the Company, an Affiliate or a Disaggregated Entity; provided, however, that (a) if the Company terminates the Executive's employment other than for Cause or Disability or if the Executive terminates Executive's employment for Good Reason, then the Termination Date shall be the date of receipt of the Notice of Termination by Executive (if such Notice is given by the Company, an Affiliate or a Disaggregated Entity) or by the Company, an Affiliate or a Disaggregated Entity (if such Notice is given by Executive), or such later date, not more than 15 days after the giving of such Notice, specified in such Notice as of which Executive's employment shall be terminated; and (b) if Executive's employment is terminated by reason of death or Disability, the Termination Date shall be the date of Executive's death or the Disability Effective Date (as described in Section 3.1(a)).

      1.57 "Termination of Employment" means any termination of Executive's employment with the Company and its Affiliates, whether such termination is initiated by the Employer or by Executive; provided that if the Executive's cessation of employment with the Company and its Affiliates is effected through a Disaggregation, and Executive is employed in substantially the same position (without regard to reporting obligations) by the Disaggregated Entity immediately following the Disaggregation, and a Change Date occurs no more than 60 days after such Disaggregation, then the Disaggregation shall not be deemed to effect a "Termination of Employment" for purposes of this Agreement, and after the Disaggregation, "Termination of Employment" means any termination of Executive's employment with the Disaggregated Entity, whether such termination is initiated by the Disaggregated Entity or by Executive.

      1.58 "20% Owner" -- see paragraph (a) of the definition of "Change in Control."

      1.59 "Voting Securities" means with respect to a corporation, securities of such corporation that are entitled to vote generally in the election of directors of such corporation.

      1.60  "Welfare Plans" - see Section 2.9(a)(ii).

                                   ARTICLE II.

                               TERMS OF EMPLOYMENT

      2.1 Position and Duties During a Post-Change Period. During the Post-Change Period prior to the Termination Date, (i) Executive's position (including status, offices, titles, and reporting requirements) shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately before the Change Date (or if the Change Date ended an Imminent Control Change Period, during the 90-day period immediately before the beginning of the Imminent Control Change Period) and (ii) Executive's services shall be performed at the location where Executive was employed immediately before the Change Date (or if the Change Date ended an Imminent Control Change Period, before the beginning of such Imminent Control Change Period) or any other location no more than 50 miles from such location (unless such other location is closer to Executive's residence than the prior location).

      2.2 Position and Duties During an Imminent Control Change Period. During the portion of any Imminent Control Change Period prior to the Termination Date, the Company may in its discretion change the Executive's position, authority and duties and may change the location where Executive's services shall be performed.

      2.3 Position and Duties During a Post-Significant Acquisition Period. During the portion of any Post-Significant Acquisition Period prior to the Termination Date, the Company may in its discretion change the Executive's position, authority and duties, and may change the location where Executive's services shall be performed.

      2.4 Position and Duties During a Post-Disaggregation Period. During the portion of any Post-Disaggregation Period prior to the Termination Date, (i) Executive's position (including status, offices, titles and reporting requirements) with the Disaggregated Entity shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned to Executive by the Disaggregated Entity immediately following the Disaggregation, and (ii) unless Executive otherwise consents, Executive's services shall be performed at the location where Executive was employed immediately prior to the Change Date or any other location no more than 50 miles from such location (unless such other location is closer to Executive's residence than the prior location); provided, however, that in determining whether the Executive's Termination of Employment is for Cause, "Cause" shall be determined as though the provisions of Section 3.3(a) applied commencing with the first day of the Post-Disaggregation Period.

      2.5 Executive's Obligations. During the Executive's employment, (other than any periods of paid time off, sick leave or disability to which Executive is entitled), Executive agrees to devote Executive's full attention and time to the business and affairs of the Company (or, in the case of a Disaggregation, the Disaggregated Entity) and to use Executive's best efforts to perform such duties. Executive may (i) serve on corporate, civic or charitable boards or committees, (ii) deliver lectures, fulfill speaking engagements or teach at educational institutions and (iii) manage personal investments, so long as such activities are consistent with the Plans of the Employer (or in the case of a Disaggregation, the Disaggregated Entity) in effect from time to time, and do not significantly interfere with the performance of Executive's duties under this Agreement.

      2.6   Base Salary During the Post-Change Period.

            (a) Base Salary During the Post-Change Period. Prior to the Termination Date during the Post-Change Period, the Company shall pay or cause to be paid to Executive an annual base salary in cash, which shall be paid in a manner consistent with the Employer's payroll practices in effect immediately before the Applicable Trigger Date at an annual rate not less than 12 times the highest monthly base salary paid or payable to Executive by the Employer in respect of the 12-month period immediately before the Applicable Trigger Date (such annual rate salary, the "Base Salary"). During the Post-Change Period, the Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to Executive prior to the Applicable Trigger Date and thereafter shall be reviewed and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary awarded to peer executives of the Company generally. Base Salary shall not be reduced after any such increase unless such reduction is part of a policy, program or arrangement applicable to peer executives of the Company, and the term Base Salary as used in this Agreement shall refer to Base Salary as so increased. Any increase in Base Salary shall not limit or reduce any other obligation of the Company to the Executive under this Agreement.

            (b) Base Salary During the Imminent Control Change Period, Post-Significant Acquisition Period and Post-Disaggregation Period.
      Section 2.7(a) shall not apply during the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period.

      2.7   Annual Incentive.

            (a) Annual Incentive During the Post-Change Period. In addition to Base Salary, the Company shall provide or cause to be provided to Executive the opportunity to receive payment of an annual incentive (the "Annual Incentive") with an award opportunity no less, including target performance goals not materially more difficult to achieve, than that in effect immediately prior to the Applicable Trigger Date for each applicable performance period which commences prior to the Termination Date and ends during the Post-Change Period.

            (b) Annual Incentive during the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period. Section 2.8(a) shall not apply during the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period.

      2.8   Other Compensation and Benefits.

            (a) Other Compensation and Benefits during the Post-Change Period. In addition to Base Salary and Annual Incentive, prior to the Termination Date the Company shall provide or cause to be provided, throughout the Post-Change Period, the following other compensation and benefits to Executive, provided that, in no event shall such additional compensation and benefits (including incentives, measured with respect to long term and special incentives, to the extent, if any, that such distinctions are applicable) be materially less favorable, in the aggregate, than the greater of (A) those provided by the Employer for the Executive (including any such compensation and benefits provided under Plans) as in effect at any time during the 90-day period immediately preceding the Applicable Trigger Date, or (B) those provided at any time after the Applicable Trigger Date to peer executives of the Company generally:

                  (i) Incentive, Savings and Retirement Plans. Executive shall be entitled to participate in all incentive, savings and retirement Plans applicable to peer executives of the Company generally.

                  (ii) Welfare Benefit Plans. Executive and/or the Executive's
            family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit Plans ("Welfare Plans") (including medical, prescription, dental, disability, employee life, group life, accidental death and travel accident insurance benefits, but excluding any severance pay) provided by the Employer from time to time to peer executives of the Company generally.

                  (iii) Other Employee Benefits. Executive shall be entitled to other employee benefits, perquisites and fringe benefits in accordance with the most favorable Plans applicable to peer executives of the Company generally.

                  (iv) Expenses. Executive shall be entitled to receive prompt reimbursement for all reasonable business expenses incurred by the Executive in accordance with the most favorable Plans applicable to peer executives of the Company generally.

                  (v) Office and Support Staff. Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to secretarial and other assistance substantially equivalent to the office or offices, furnishings, appointments and assistance as in effect with respect to Executive on the Applicable Trigger Date.

                  (vi) Paid Time Off. Executive shall be entitled to paid time off in accordance with the Plans applicable to peer executives of the Company generally.

                  (vii) LTIP Awards. Awards under the LTIP shall be granted to
            Executive with aggregate target opportunities (including target performance goals not materially more difficult to achieve) no less than the average of the Executive's awards (expressed as a percentage of Executive's Base Salary in effect at the beginning of the applicable performance period) granted in the three-year period ending on the Applicable Trigger Date.

            (b) Other Compensation and Benefits During the Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period. Section 2.9(a) shall not apply during an Imminent Control Change Period, Post-Significant Acquisition Period or Post-Disaggregation Period.

            (c) Stock Options, Restricted Stock, and Performance Shares During the Post-Disaggregation Period.

                  (i)   Stock Options.

                              (A) Extinguished or Converted at Disaggregation.
                        If so provided in the documents and instruments ("Disaggregation Documents") pursuant to which the Disaggregation is effected, then all of Executive's Stock Options shall (I) be extinguished immediately prior to the Disaggregation for such consideration as is provided for in the Disaggregation Documents (but not less than the product of the number of Executive's vested Stock Options multiplied by the difference between the fair market value of Exelon stock immediately prior to the Disaggregation and the option exercise price), or (II) be converted into options to acquire stock of the Disaggregated Entity or an affiliate thereof on a basis determined by the Company in good faith to preserve economic value.

                              (B) Extinguished or Converted at Merger. If the
                        Change in Control following the Disaggregation is a Merger, and if so provided in the agreement pursuant to which the Merger is effected, then all of Executive's Company Stock Options that were not extinguished or converted to options to acquire stock in the Disaggregated Entity or an affiliate shall (I) be extinguished immediately prior to the Change in Control for such consideration as is provided for Stock Options of peer executives employed by the Company or an Affiliate, or (II) be converted into options to acquire stock of the corporation resulting from the Merger ("Merger Survivor") or an affiliate thereof, on the same basis as Stock Options of employees of the Company are converted.

                              (C) Stock Options after the Disaggregation.
                        Executive's unextinguished Stock Options, whether or not they are converted to options for stock of the Disaggregated Entity or Merger Survivor, shall continue to vest and, once vested, shall remain exercisable in accordance with their terms, subject to Section 4.3(b).

                  (ii)  Performance Shares.

                              (A) Extinguished or Converted at Disaggregation.
                        If so provided in the Disaggregation Documents, all of Executive's Performance Shares shall (I) be extinguished immediately prior to the Disaggregation for such consideration as is provided under the Disaggregation Documents (but no less than the fair market value, immediately prior to the Disaggregation, of a number of Exelon shares equal to the sum of Executive's earned and awarded Performance Shares and the target number of Executive's Performance Shares that have not yet been earned and awarded), or (II) shall be converted into performance shares with respect to the Disaggregated Entity or an affiliate (on a basis determined by the Company in good faith to preserve economic value for the Executive).

                              (B) Extinguished or Converted at Merger. If the
                        Change in Control following the Disaggregation is a Merger, and if so provided in the agreement pursuant to which the Merger is effected, then all of Executive's Performance Shares that were not extinguished or converted to performance shares of the Disaggregated Entity or an affiliate shall (I) be extinguished immediately prior to the Change in Control for such consideration as is provided for Performance Shares of peer executives employed by the Company or an Affiliate, or (II) be converted into performance shares of the Merger Survivor or an affiliate thereof, on the same basis as Performance Shares of employees of the Company are converted.

                              (C) Performance Shares after the Disaggregation.
                        Executive's unextinguished Performance Shares, whether or not they are converted into performance shares of the Disaggregated Entity or Merger Survivor, will continue to vest during the Post-Disaggregation Period, subject to Section 4.3(c).

                  (iii) Restricted Stock.

                              (A) Extinguished or Converted at Disaggregation.
                        If so provided in the Disaggregation Documents, all of Executive's Restricted Stock shall (I) be extinguished immediately prior to the Disaggregation for an amount equal to the fair market value of an equal number of shares of Exelon common stock, or (II) shall be converted into restricted stock of the Disaggregated Entity or an affiliate (on a basis determined by the Company in good faith to preserve economic value for the Executive).

                              (B) Extinguished or Converted at Merger. If the
                        Change in Control following the Disaggregation is a Merger, and if so provided in the agreement pursuant to which the Merger is effected, then all of Executive's Restricted Stock that was not extinguished or converted to restricted stock of the Disaggregated Entity or an affiliate shall (I) be extinguished immediately prior to the Change in Control for such consideration as is provided for Restricted Stock of peer executives employed by the Company or an Affiliate, or (II) be converted into restricted stock of the Merger Survivor or an affiliate thereof, and such converted restricted stock will continue to vest during the Post-Disaggregation Period prior to the Termination Date.

                              (C) Restricted Stock after the Disaggregation.
                        Executive's unextinguished Restricted Stock, whether or not converted to restricted stock of the Disaggregated Entity or Merger Survivor, will continue to vest during the Post-Disaggregation Period, subject to Section 4.3(d).

                                  ARTICLE III.

                            TERMINATION OF EMPLOYMENT

      3.1   Disability.

            (a) During the Agreement Term, the Employer (or, if applicable, the Disaggregated Entity) may terminate Executive's employment at any time because of

      Executive's Disability by giving Executive or his legal representative, as applicable, (i) written notice in accordance with Section 11.8 of the Company's intention to terminate Executive's employment pursuant to this Section and (ii) a certification of Executive's Disability by a physician selected by the Employer or its insurers, subject to the reasonable consent of Executive or Executive's legal representative, which consent shall not be unreasonably withheld or delayed. Executive's employment shall terminate effective on the 30th day after Executive's receipt of such notice (which such 30th day shall be deemed to be the "Disability Effective Date") unless, before such 30th day, Executive shall have resumed the full-time performance of Executive's duties.

            (b) "Disability" means any medically determinable physical or mental impairment that has lasted for a continuous period of not less than six months and can be expected to be permanent or of indefinite duration, and that renders Executive unable to perform the duties required under this Agreement.

      3.2 Death. Executive's employment shall terminate automatically upon Executive's death during the Agreement Term.

      3.3   Termination by the Company for Cause.

            (a) Termination for Cause During the Post-Change Period and Post-Disaggregation Period. During the Post-Change Period, the Company may terminate Executive's employment (or cause Executive's employment to be terminated) for Cause solely in accordance with all of the substantive and procedural provisions of this Section 3.3(a).

                  (i) Definition of Cause. For a Termination of Employment for
            Cause for which the Notice of Termination is given during the Post-Change Period or the Post-Disaggregation Period, "Cause" means any one or more of the following:

                        (1) the Executive's willful commission of acts or
                  omissions which have, have had, or are likely to have a material adverse effect on the business, operations, financial condition or reputation of the Company or an Affiliate;

                        (2) the Executive's conviction (including a plea of
                  guilty or nolo contendere) of a felony or any crime of fraud, theft, dishonesty or moral turpitude; or

                        (3) the Executive's material violation of any statutory
                  or common law duty of loyalty to the Company or an Affiliate.

                  For purposes of this Section, no act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company other than Executive, or based upon the advice of counsel for the

            Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.

                  (ii) Procedural Requirements for Termination for Cause. The
            Executive's Termination of Employment shall not be deemed to be for Cause under this Section 3.3(a) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than 60% of the entire membership of the Board at a meeting of such Board called and held for such purpose (after reasonable written notice of such meeting is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive's acts, or failure to act, constitutes Cause and specifying the particulars thereof in detail.

                  (iii) Post-Disaggregation Period. In the event Executive's
            Termination of Employment is from a Disaggregated Entity in a Post-Disaggregation Period, the definition of Cause and the procedural requirements for termination for Cause in this Section 3.3(a) shall be applied by substituting "Disaggregated Entity" for "Company," "affiliate of the Disaggregated Entity" for "Affiliate," and "Disaggregated Entity's Board" for "Board." Further, the Company shall have no obligation to provide payments or benefits under
            Section 4.3 if the Board determines that the Company could have terminated Executive's employment for Cause as defined above in
            Section 3.3(a)(i)(1), if the Executive had been employed by the Company, such determination by the Board to be made as provided in
            Section 3.3(a)(ii) but applying the flush language at the end of
            Section 3.3(a)(i) by substituting "Disaggregated Entity" for "Company" and the "Disaggregated Entity's Board" for "Board."

            (b) Termination for Cause During the Imminent Control Change Period or Post-Significant Acquisition Period. During the Imminent Control Change Period and any Post-Significant Acquisition Period, the Company may terminate Executive's employment (or cause Executive's employment to be terminated) for Cause solely in accordance with all of the substantive and procedural provisions of this Section 3.3(b).

                  (i) Definition of Cause. For a Termination of Employment for
            Cause for which the Notice of Termination is given during the Imminent Control Change Period or Post-Significant Acquisition Period, "Cause" means any one or more of the following:

                        (1) the Executive's willful commission of acts or
                  omissions which have, have had, or are likely to have a material adverse effect on the business, operations, financial condition or reputation of the Company or an Affiliate;

                        (2) the Executive's conviction (including a plea of
                  guilty or nolo contendere) of a felony or any crime of fraud, theft, dishonesty or moral turpitude;

                        (3) the Executive's material violation of any statutory or common law duty of loyalty to the Company or an Affiliate; or

                        (4) Executive's failure to meet objective performance
                  criteria of the position, provided that, in the case of a Termination of Employment during an Imminent Control Change Period (other than after a Disaggregation) this Section 3.3(b)(i)(4) shall be inapplicable if the Imminent Change in Control culminates in a Change Date.

                  For purposes of this Section, no act, or failure to act, on the part of the Executive shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company other than Executive, or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company.
                  (ii) Procedural Requirements for Termination for Cause. The
            Executive's Termination of Employment shall not be deemed to be for Cause under this Section 3.3(b) unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, finding that the Executive's acts or failure to act, constitute Cause and specifying the particulars thereof in detail. Executive shall receive advance notice of such vote of the Board, but shall not have the right to appear in person or by counsel before the Board.

      3.4 Termination by the Executive for Good Reason. During the Post-Change Period, an Imminent Control Change Period, a Post-Significant Acquisition Period or Post-Disaggregation Period, Executive may terminate his or her employment for Good Reason in accordance with the substantive and procedural provisions of this
Section 3.4.

            (a) Definition of Good Reason. For purposes of this Section 3.4(a), and subject to the provisions of subsections (b) through (e), "Good Reason" means the occurrence of any one or more of the following actions or omissions prior to the Termination Date during the Post-Change Period, the Imminent Control Change Period, the Post-Significant Acquisition Period or the Post-Disaggregation Period:

                  (i) a material adverse reduction in the nature or scope of the
            Executive's office, position, duties, functions, responsibilities or authority (other than in a Post-Significant Acquisition Period);

                  (ii) a material reduction of the Executive's salary, incentive compensation or aggregate benefits unless such reduction is part of a policy, program or arrangement applicable to peer executives of the Company and of any successor entity;

                  (iii) the failure of any successor to the Company to assume this Agreement;

                  (iv) a relocation (other than in a Post-Significant
            Acquisition Period), of more than 50 miles of (i) the Executive's workplace, or (ii) the principal offices of the Company or its successor (if such offices are the Executive's workplace), in each case without the consent of the Executive; provided, however, in both cases of (i) and (ii) of this Section 3.4(a), such new location is farther from Executive's residence that the prior location;

                  (v) a requirement (other than in a Post-Significant
            Acquisition Period) of the greater of (i) more than 24 days of travel per year, or (ii) at least 20% more business travel than was required of the Executive prior to the Applicable Trigger Date;

                  (vi) any failure by the Company to comply with any of the
            provisions of Sections 2.7, 2.8 and 2.9 of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; or

                  (vii) a material breach of this Agreement by the Company or its successor;

      provided that the occurrence of a Disaggregation shall not be Good Reason if the Executive retains substantially the same position (determined without regard to reporting requirements) with the Disaggregated Entity, with substantially the same compensation and benefits in the aggregate, as immediately prior to such Disaggregation, notwithstanding Sections 3.4(a)(i), 3.4(a)(ii) and 3.4(a)(vi).

            (b) Application of "Good Reason" Definition During the Imminent Control Change Period. During the Imminent Control Change Period, "Good Reason" shall not include the events or conditions described in Section 3.4(a)(i), 3.4(a)(iv) or 3.4(a)(v) unless the Imminent Control Change Period culminates in a Change Date. Further, if Executive's Termination of Employment occurs during an Imminent Control Change Period that culminates in a Change Date, then, except as provided in Section 3.4(c), the definition of "Good Reason" shall be applied as though Sections 2.1, 2.6(a), 2.7(a) and 2.8(a) were applicable during the Imminent Control Change Period prior to the Executive's Termination of Employment.

            (c) Special Conditions Relating to Good Reason During the Post-Disaggregation Period. If Executive retains substantially the same position with the Disaggregated Entity as immediately prior to the Disaggregation (determined without regard to reporting requirements), then
      (1) Section 3.4(a)(i) shall apply only with respect to the Executive's office, duties, functions, responsibilities or authority as in effect at the Disaggregated Entity on the day following the Disaggregation, (2) subsections 3.4(a)(iv) and 3.4(a)(v) shall apply only with respect to relocations or travel required more than 60 days after the Disaggregation and shall be applied by substituting "Disaggregated Entity" for "any successor to the Company", and (3) all references in Section 3.4 to the Company or its successor shall be to the Disaggregated Entity or its successor.

            (d) Limitations on Good Reason. Notwithstanding the foregoing provisions of this Section 3.4, no act or omission shall constitute a material breach of this Agreement by the Company, nor grounds for "Good Reason":

                  (i) unless the Executive gives the Company and the Employer 30 days' prior notice of such act or omission and the Company fails to cure such act or omission within the 30-day period;

                  (ii) if the Executive first acquired knowledge of such act or omission more than 12 months before the Executive gives the Company and the Employer such notice; or

                  (iii) if the Executive has consented in writing to such act or omission in a document that makes specific reference to this Section.

            (e) Notice by Executive. In the event of any Termination of Employment by Executive for Good Reason, Executive shall as soon as practicable thereafter notify the Company and the Employer (and Disaggregated Entity, if applicable) of the events constituting such Good Reason by a Notice of Termination. Subject to the limitations in Section 3.4(d), a delay in the delivery of such Notice of Termination shall not waive any right of Executive under this Agreement.

                                   ARTICLE IV.

        COMPANY'S OBLIGATIONS UPON CERTAIN TERMINATIONS OF EMPLOYMENT

      4.1 Termination During the Post-Change Period or Post-Significant Acquisition Period. If, during the Post-Change Period or Post-Significant Acquisition Period (other than any portion of any such periods that are also a Post-Disaggregation Period), the Employer terminates Executive's employment other than for Cause or Disability, or Executive terminates employment for Good Reason, the Company's sole obligations to Executive under Articles II and IV shall be as set forth in this Section 4.1.

            (a) Termination during the Post-Change Period or Post-Significant Acquisition Period: Severance Payments. The Company shall pay or provide Executive, according to the payment terms set forth in Section 4.4 below, the following:

                  (i)   Accrued Obligations.  All Accrued Obligations;

                  (ii) Annual Incentive for Year of Termination. An amount equal to the Target Incentive applicable to the Executive under the Incentive Plan for the performance period in which the Termination Date occurs.

                  (iii) Deferred Compensation and Non Qualified Defined
            Contribution Plans. All amounts previously deferred by, or accrued to the benefit of, Executive under the Exelon Corporation Deferred Compensation Plan, the Exelon

            Corporation Deferred Stock Plan, or any successor of either of them, or under any non-qualified defined contribution or deferred compensation plan of the Company or an Affiliate (unless Executive has made an irrevocable election in writing, filed with the Company no more than 60 days after the Applicable Trigger Date (or such earlier date as counsel to the Company may deem to be required to avoid constructive receipt of such amounts), and in any event at least 90 days prior to the Termination Date to have such amounts paid under the terms of the Exelon Corporation Deferred Compensation Plan or the Exelon Corporation Deferred Stock Plan, as applicable, or any successor of either (including any elections in effect thereunder)) whether vested or unvested, together with any accrued earnings thereon, to the extent that such amounts and earnings have not been previously paid by the Employer and are not provided under the terms of either such non-qualified plan;

                  (iv) Pension Enhancements. An amount equal to the positive difference, if any, between

                        (1) the lump sum value of Executive's benefit under the SERP, calculated as if Executive had

                              (A)   become fully vested in all benefits,

                              (B) attained as of the Termination Date an age
                        that is [THREE/TWO AND ONE-HALF] years greater than Executive's actual age,

                              (C) accrued a number of years of service (for
                        purposes of determining the amount of such benefits, entitlement to - but not commencement of - early retirement benefits, and all other purposes of such defined benefit plans) that is [THREE/TWO AND ONE-HALF] years greater than the number of years of service actually accrued by Executive as of the Termination Date and that includes the number of years of service credited to Executive pursuant to [ANY OTHER AGREEMENT BETWEEN THE COMPANY AND THE EXECUTIVE/SPECIFY AGREEMENT], and

                              (D) received the severance benefits specified in
                        Sections 4.1(a)(ii) and 4.1(a)(vi) as covered compensation in equal monthly installments during the Severance Period,

                        minus

                        (2) the aggregate amounts paid or payable to Executive under the SERP.

                  (v) Unvested Benefits Under Defined Benefit Plan. To the
            extent not paid pursuant to clause (iii) or (iv) of this Section 4.1(a), an amount equal to the actuarial equivalent present value of the unvested portion of Executive's accounts or accrued benefits under any tax-qualified (under Section 401(a) of the Code) defined benefit retirement plan maintained by the Employer as of the Termination Date and forfeited by Executive by reason of the Termination of Employment; and

                  (vi) Multiple of Salary and Severance Incentive. An amount equal to [THREE (3.0)/TWO AND ONE-HALF (2.5)] times the sum of (x) Base Salary plus (y) the Severance Incentive.

            (b) Termination during the Post-Change Period or Post-Significant Acquisition Period: Stock Options. Each of the Executive's stock options, stock appreciation rights or similar incentive awards granted under the LTIP ("Stock Options") shall (i) become fully vested, and (ii) remain exercisable until (1) the option expiration date for any such Stock Options granted prior to January 1, 2002 or (2) the fifth anniversary of the Termination Date or, if earlier, the option expiration date for any such Stock Options granted on or after January 1, 2002.

            (c) Termination during the Post-Change Period or Post-Significant Acquisition Period: LTIP Vesting. On the Termination Date all of the performance shares, performance units or similar stock incentive awards granted to the Executive under the Exelon Performance Share Program under the LTIP ("Performance Shares") to the extent earned by and awarded to the Executive (i.e. as to which the first year of the performance cycle has elapsed) as of the Termination Date, shall become fully vested at the actual level earned and awarded, and, to the extent not yet earned by and awarded to the Executive (i.e. as to which the first year of the performance cycle has not elapsed) as of the Termination Date, shall become fully vested at the LTIP Target Level.

            (d) Termination During the Post-Change Period or Post-Significant Acquisition Period: Other Restricted Stock. All forfeiture conditions that as of the Termination Date are applicable to any deferred stock unit, restricted stock or restricted share units awarded to the Executive by the Company other than under the Exelon Performance Share Program under the LTIP ("Restricted Stock") shall lapse immediately and all such awards will become fully vested, and within ten business days after the Termination Date, the Company shall deliver to Executive all of such shares theretofore held by or on behalf of the Company.

            (e) Termination During the Post-Change Period or Post-Significant Acquisition Period: Continuation of Welfare Benefits. During the Severance Period (and continuing through such later date as any Welfare Plan may specify), the Company shall continue to provide (or shall cause the continued provision) to Executive and Executive's family welfare benefits under the Welfare Plans to the same extent as if Executive had remained employed during the Severance Period. Such provision of welfare benefits shall be subject to the following:

                  (i) In determining benefits applicable under such Welfare
            Plans, the Executive's annual compensation attributable to base salary and incentives for any plan year or calendar year, as applicable, shall be deemed to be not less than the Executive's Base Salary and Annual Incentive.

                  (ii) The cost of such welfare benefits to Executive and family under this Section 4.1(e) shall not exceed the cost of such benefits to peer executives who are actively employed after the Termination Date.

                  (iii) The Executive's rights under this Section 4.1(e) shall be in addition to and not in lieu of any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including, without limitation, continuation coverage required by Section 4980B of the Code.

                  (iv) If the Executive has, as of the last day of the Severance
            Period, attained age 50 and completed at least 10 years of service, the Executive shall be entitled to the retiree benefits provided under any Welfare Plan of the Company; provided, however, that for purposes hereof, any years of credited service granted to the Executive [IN ANY OTHER PLAN OR AGREEMENT BETWEEN EXECUTIVE AND THE COMPANY/SPECIFY AGREEMENT] shall be taken into account. For purposes of determining eligibility for (but not the time of commencement of) such retiree benefits, the Executive shall also be considered (1) to have remained employed until the last day of the Severance Period and to have retired on the last day of such period, and (2) to have attained at least the age the Executive would have attained on the last day of the Severance Period.

      Notwithstanding the foregoing, if the Executive obtains a specific type of coverage under welfare plan(s) sponsored by another employer of Executive (e.g. medical, prescription, vision, dental, disability, individual life insurance benefits, group life insurance benefits, but excluding for the purposes of this sentence retiree benefits if Executive is so eligible), then the Company shall not be obligated to provide any such specific type of coverage.

            (f) Termination during the Post-Change Period or Post-Significant Acquisition Period: Outplacement. To the extent actually incurred by Executive, the Company shall pay or cause to be paid on behalf of Executive, as incurred, all reasonable fees and costs charged by a nationally recognized outplacement firm selected by the Executive for outplacement services provided up to 12 months after the Termination Date. No cash shall be paid in lieu of such fees and costs.

            (g) Termination during the Post-Change Period or Post-Significant Acquisition Period: Indemnification. The Executive shall be indemnified and held harmless by the Company to the greatest extent permitted under applicable law as the same now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification than was permitted prior to such amendment) and the Company's by-laws as such exist on the Agreement Date if the Executive was, is, or is threatened to be, made a party to any pending, completed or threatened action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that the Executive is or was, or had agreed to become, a director, officer, employee, agent, or fiduciary of the Company or any other entity which the Executive is or was serving at the request of the Company ("Proceeding"), against all expenses (including all reasonable attorneys' fees) and all claims, damages, liabilities and losses incurred or suffered by the Executive or to which the Executive may become subject for any reason. A Proceeding shall not include any proceeding to the extent it concerns or relates to a matter described in Section 6.1(a) (concerning reimbursement of certain costs and expenses). Upon receipt from Executive of (i) a written request for an advancement of expenses, which Executive reasonably believes will be subject to indemnification hereunder and (ii) a written undertaking by Executive to repay any such amounts if it shall ultimately be determined that Executive is not entitled to indemnification under this Agreement or otherwise, the Company shall advance such expenses to Executive or pay such expenses for Executive, all in advance of the final disposition of any such matter.

            (h) Termination during the Post-Change Period or Post-Significant Acquisition Period: Directors' and Officers' Liability Insurance. For a period of six years after the Termination Date (or for any known longer applicable statute of limitations period), the Company shall provide Executive with coverage under a directors' and officers' liability insurance policy in an amount no less than, and on terms no less favorable than, those provided to senior executive officers and directors of the Company on the Applicable Trigger Date.

      4.2 Termination During an Imminent Control Change Period. If, during an Imminent Control Change Period, Executive has a Termination of Employment that would entitle Executive to benefits under the Exelon Corporation Key Management Severance Plan or its successor, then the Company shall, prior to the occurrence of a Change Date, provide Executive any benefits to which Executive may be entitled under the Exelon Corporation Key Management Severance Plan or its successor. If, during an Imminent Control Change Period, the Employer terminates Executive's employment other than for Disability and other than for a reason that would constitute Cause as defined in Section 3.3(b) or if Executive terminates employment for a reason that would constitute Good Reason as defined in Section 3.4(b), then subject to the preceding sentence, unless such Termination of Employment occurred during the Post-Significant Acquisition Period, the Company's sole obligations to Executive under Articles II and IV shall be as set forth in this Section 4.2. The Company's obligations to Executive under this Section 4.2 shall be reduced by any amounts or benefits paid or provided pursuant to the Exelon Corporation Key Management Severance Plan or any successor thereto. If Executive's Termination of Employment occurred during any portion of an Imminent Control Change Period that is also a Post-Significant Acquisition Period, the Company's obligations to Executive, if any, shall be determined under Section 4.1.

            (a) Termination During an Imminent Control Change Period: Cash Severance Payments. If the Imminent Control Change Period culminates in a Change Date, the Company shall pay (or cause to be paid) to Executive, a lump-sum cash amount, within thirty business days after the later of the Termination Date or the Change Date, equal to the sum of all amounts described in Section 4.1(a)(i) through (v). The amount described in
      Section 4.1(a)(vi) shall be paid to Executive as described in Section 4.4, provided that amounts that would have been paid prior to the Change Date shall be paid in a lump sum (without interest) within 30 business days after the Change Date.

            (b)   Termination During an Imminent Control Change Period:
      Vested Stock Options. Executive's Stock Options, to the extent vested on the Termination Date,

                  (i) will not expire (unless such Stock Options would have
            expired had Executive remained an employee of the Company) during the Imminent Control Change Period; and

                  (ii) will continue to be exercisable after the Termination
            Date to the extent provided in the applicable grant agreement or Plan, and thereafter, such Stock Options shall not be exercisable during the Imminent Control Change Period.

      If the Imminent Control Change Period lapses without a Change Date, then Executive's Stock Options, to the extent vested on the Termination Date, may be exercised, in whole or in part, during the 30-day period following the lapse of the Imminent Control Change, or, if larger, the period during which Executive's vested Stock Options could otherwise be exercised under the terms of the applicable grant agreement or Plan, (but in no case shall any Stock Options remain exercisable after the date on which such Stock Options would have expired if Executive had remained an employee of the Company).
      If the Imminent Control Change Period culminates in a Change Date, then effective upon the Change Date, Executive's Stock Options, to the extent vested on the Termination Date, may be exercised in whole or in part by the Executive at any time until (1) the option expiration date for such Stock Options granted prior to January 1, 2002 or (2) the earlier of the fifth anniversary of the Change Date or the option expiration date for such Stock Options granted on or after January 1, 2002.

            (c)   Termination During an Imminent Control Change Period:
      Unvested Stock Options. Executive's Stock Options that are not vested on the Termination Date

                  (i) will not expire (unless such Stock Options would have
            expired had Executive remained an employee of the Company) during the Imminent Control Change Period; and

                  (ii) will not continue to vest and will not be exercisable during the Imminent Control Change Period after the expiration of the period for post-termination exercise under the terms of the applicable Stock Option Agreement.

      If the Imminent Control Change lapses without a Change Date, such unvested Stock Options will thereupon expire.

      If the Imminent Control Change culminates in a Change Date, then immediately prior to the Change Date, such unvested Stock Options shall become fully vested, and may thereupon be exercised in whole or in part by the Executive at any time until (1) the option expiration date for such Stock Options granted prior to January 1, 2002 or (2) the earlier of the fifth anniversary of the Change Date, or the option expiration date for such Stock Options granted on or after January 1, 2002.

            (d) Termination During an Imminent Control Change Period:
      Performance Shares. Executive's Performance Shares granted under the Exelon Performance Share Program under the LTIP will not be forfeited during the Imminent Control Change Period, and will not continue to vest during the Imminent Control Change Period. If the Imminent Control Change lapses without a Change Date, such Performance Shares shall be governed according to the terms of the Exelon Corporation Key Management Severance Plan. If the Imminent Control Change Period culminates in a Change Date:

                        (1) All Performance Shares granted to the Executive
                  under the Exelon Performance Share Program under the LTIP, which, as of the Termination Date, have been earned by and awarded to the Executive, shall become fully vested at the actual earned level on the Change Date, and

                        (2) All of the Performance Shares granted to the
                  Executive under the Exelon Performance Share Program under the LTIP which, as of the Termination Date, have not been earned by and awarded to the Executive shall become fully vested on the Change Date at the LTIP Target Level.

            (e)   Termination During an Imminent Control Change Period:
      Restricted Stock.  Executive's unvested Restricted Stock will:

                  (i) not be forfeited during the Imminent Control Change Period; and

                  (ii) not continue to vest during the Imminent Control Change Period.

      If the Imminent Control Change Period lapses without a Change Date, such unvested Restricted Stock shall thereupon be forfeited.

            If the Imminent Control Change Period culminates in a Change Date, then immediately prior to the Change Date, Executive's Restricted Stock shall become fully vested, and within ten business days after the Change Date, the Company shall deliver to Executive all of such shares theretofore held by or on behalf of the Company, which will be subject to the same terms which other stockholders of the Company receive in the transaction.

            (f) Termination During an Imminent Control Change Period:
      Continuation of Welfare Benefits. The Company shall continue to provide to Executive and Executive's family welfare benefits (other than any severance pay that may be considered a welfare benefit) during the Imminent Change Period which are at least as favorable as welfare benefits under the most favorable Welfare Plans of the Company applicable with respect to peer executives who are actively employed after the Termination Date and their families; subject to the following:

                  (i) In determining benefits applicable under such Welfare
            Plans, the Executive's annual compensation attributable to base salary and incentives for any plan year or calendar year, as applicable, shall be deemed to be not less than the Executive's Base Salary and Annual Incentive;

                  (ii) The cost of such welfare benefits to Executive and family under this Section 4.2(f) shall not exceed the cost of such benefits to peer executives who are actively employed after the Termination Date.

                  (iii) Executive's rights under this Section 4.2(f) shall be in addition to and not in lieu of any post-termination continuation coverage or conversion rights the Executive may have pursuant to applicable law, including, without limitation, continuation coverage required by Section 4980B of the Code.

            If the Imminent Control Change Period lapses without a Change Date, welfare benefit plan coverage under this Section 4.2(f) shall thereupon cease, subject to Executive's rights, if any, to continued coverage under a Welfare Plan, the Exelon Corporation Key Management Severance Plan, or applicable law. If the Imminent Control Change Period culminates in a Change Date, then for the remainder of the Severance Period (and continuing through such later date as any Welfare Plan may specify), the Company shall continue to provide Executive and Executive's family welfare benefits as described in, and subject to the limitations of Section 4.1(e).

      Notwithstanding the foregoing, if the Executive obtains a specific type of coverage under welfare plan(s) sponsored by another employer of Executive (e.g. medical, prescription, vision, dental, disability, individual life insurance benefits, group life insurance benefits, but excluding for the purposes of this sentence retiree benefits if Executive is so eligible), then the Company shall not be obligated to provide such any specific type of coverage.

            (g) Termination During an Imminent Control Change Period:
      Outplacement. To the extent actually incurred by Executive, the Company shall pay or cause to be paid on behalf of Executive, as incurred, all reasonable fees and costs charged by a nationally recognized outplacement firm selected by the Executive for outplacement services provided up to 12 months after the Termination Date. No cash shall be paid in lieu of such fees and costs.

            (h) Termination During an Imminent Control Change Period:
      Indemnification. The Executive shall be indemnified and held harmless by the Company to the same extent as provided in Section 4.1(g), but only during the Imminent Control Change Period (or greater period provided under the Company's by-laws) if the Imminent Control Change Period lapses without a Change Date.

            (i) Termination During an Imminent Control Change Period: Directors' and Officers' Liability Insurance. The Company shall provide the same level of directors' and officers' liability insurance for Executive as provided in Section 4.1(h), but only during the Imminent Control Change Period (or greater period provided under the Company's by-laws) if the Imminent Control Change Period lapses without a Change Date.

      4.3 Termination During a Post-Disaggregation Period. If, during a Post-Disaggregation Period, the Disaggregated Entity terminates Executive's employment other than for Cause or Disability, or if Executive terminates employment for Good Reason, the Company's sole obligations to Executive under Articles II and IV shall be as set forth in this Section 4.3, subject to Section 3.3(a)(iii), but only to the extent not provided by the Disaggregated Entity.

            (a) Termination During a Post-Disaggregation Period: Cash Severance Payments. The Company shall pay Executive the amounts described in Section 4.1(a), as provided in Section 4.4.

            (b) Termination During a Post-Disaggregation Period: Stock Options. All of Executive's Stock Options granted that have not expired, whether or not converted to options or stock of the Disaggregated Entity or Merger Survivor, shall be fully vested, and may be exercised in whole or in part by the Executive at any time until (1) the remaining option expiration date for such Stock Options granted prior to January 1, 2002 and (2) the earlier of the fifth anniversary of the Termination Date or the option expiration date for such Stock Options granted on or after January 1, 2002.

            (c) Termination During a Post-Disaggregation Period: Performance Shares. Executive's Performance Shares granted prior to the Disaggregation, whether or not earned by and awarded to the Executive as of the Disaggregation, and whether or not converted to performance shares of the Disaggregated Entity or the Merger Survivor, shall become fully vested (at the earned level for Performance Shares earned and awarded, and at the target level for any converted performance shares not yet earned and awarded) on the Termination Date.

            (d)   Termination During a Post-Disaggregation Period:
      Restricted Stock. Executive's unvested Restricted Stock, whether or not converted to restricted stock of the Disaggregated Entity or Merger Survivor, shall become fully vested on the Termination Date.

            (e) Termination During a Post-Disaggregation Period: Continuation of Welfare Benefits. Until the end of the Severance Period, the Company shall continue to provide to Executive and Executive's family welfare benefits with the same rights in relation to continuation coverage, status in relation to other employer benefits, scope and cost as described in
      Section 4.1(e); provided that, to the extent Executive is eligible for post-termination continuation coverage under the plans of the Disaggregated Entity, whether pursuant to Section 4980B of the Code or otherwise, the continued coverage required hereunder shall be provided under the plans of the Disaggregated Entity (and the Company shall reimburse the cost to Executive of such coverage).

            (f) Termination During a Post-Disaggregation Period: Outplacement. To the extent actually incurred by Executive, the Company shall pay or cause to be paid on behalf of Executive, as incurred, all reasonable fees and costs charged by a nationally recognized outplacement firm selected by the Executive for outplacement services provided up to 12 months after the Termination Date. No cash shall be paid in lieu of such fees and costs.

            (g)   Termination During a Post-Disaggregation Period:
      Indemnification. The Executive shall be indemnified and held harmless by the Company to the same extent as provided in Section 4.1(g).

            (h)   Termination During a Post-Disaggregation Period:
      Directors' and Officers' Liability Insurance. The Company shall provide Executive with directors' and officers' liability insurance to the same extent as provided in Section 4.1(h).

      4.4 Timing of Severance Payments. Unless otherwise specified herein, the amounts described in Sections 4.1(a)(i), (ii), (iii), (iv) and (v) shall be paid within 30 business days of the Termination Date. The severance payments described in Section 4.1(a)(vi) shall be paid as follows:

            (a) Beginning no later than the second paydate which occurs after the Termination Date, the Company shall make periodic payments to the Executive according to the Company's normal payroll practices at a monthly rate equal to 1/12 of the sum of (i) the Executive's Base Salary in effect as of the Termination Date plus (ii) the Severance Incentive; and

            (b) Within 30 business days of the second anniversary of the Termination Date, the Company shall pay Executive a cash lump sum equal to the difference between the total Severance Payment less the total amount paid pursuant to normal payroll practices under Section 4.4(a).

      4.5 Waiver and Release. Notwithstanding anything herein to the contrary, the Company shall have no obligation to Executive under Article IV or Article V unless and until Executive executes a release and waiver of Company and its Affiliates, in substantially the same form as attached hereto as Exhibit A, or as otherwise mutually acceptable.

      4.6 Breach of Covenants. If a court determines that Executive has breached any non-competition, non-solicitation, confidential information or intellectual property covenant entered into between Executive and Company, the Company shall not be obligated to pay or provide any severance or benefits under Articles IV or V, all unexercised Stock Options shall terminate as of the date of the breach, and all Restricted Stock shall be forfeited as of the date of the breach.

      4.7 Termination by the Company for Cause. If the Company (or Affiliate or, if applicable, the Disaggregated Entity) terminates Executive's employment for Cause during the Post-Change Period, the Imminent Control Change Period, the Post-Significant Acquisition Period, or the Post-Disaggregation Period, the Company's sole obligation to Executive under Articles II, IV, and V shall be to pay Executive, pursuant to the Company's then-effective Plans, a lump-sum cash amount equal to all Accrued Obligations determined as of the Termination Date. The remaining applicable provisions of this Agreement (including the restrictive covenants in Article IX) shall continue to apply.

      4.8 Termination by Executive Other Than for Good Reason. If Executive elects to retire or otherwise terminate employment during the Post-Change Period, the Imminent Control Change Period, the Post-Significant Acquisition Period, or the Post-Disaggregation Period, other than for Good Reason, Disability or death, the Company's sole obligation to Executive under Articles II, IV, and V shall be to pay Executive, pursuant to the Company's then-effective Plans, a lump-sum cash amount equal to all Accrued Obligations determined as of the Termination Date. The remaining provisions of this Agreement (including the restrictive covenants in Article IX) shall continue to apply.

      4.9 Termination by the Company for Disability. If the Company (or Disaggregated Entity, if applicable) terminates Executive's employment by reason of Executive's Disability during the Post-Change Period, Imminent Control Change Period that culminates in a Change Date, Post-Significant Acquisition Period or Post-Disaggregation Period, the Company's sole obligation to Executive under Articles II, IV, and V shall be as follows, and such obligation shall be reduced by amounts paid or provided by the Disaggregated Entity:

            (a) to pay Executive, a lump-sum cash amount equal to the sum of amounts specified in Section 4.1(a)(i), (ii) and (iii) determined as of the Termination Date, and

            (b) to provide Executive disability and other benefits after the Termination Date that are not less than the most favorable of such benefits then available under Plans of the Company to disabled peer executives of the Company in effect immediately before the Termination Date.

            The remaining provisions of this Agreement (including the restrictive covenants in Article IX) shall continue to apply.

      4.10 Upon Death. If Executive's employment is terminated by reason of Executive's death during the Post-Change Period, Imminent Control Change Period that culminates in a Change Date, Post-Significant Acquisition Period or Post-Disaggregation Period, the Company's sole obligations to Executive and Executive's Beneficiary under Articles II, IV, and V shall be as follows, and such obligation shall be reduced by amounts paid or provided by the Disaggregated Entity:

            (a) to pay Executive's Beneficiary, pursuant to the Company's then-effective Plans, a lump-sum cash amount equal to all Accrued Obligations; and

            (b) to provide Executive's Beneficiary survivor and other benefits that are not less than the most favorable of such benefits then available under Plans of the Company to surviving families of peer executives of the Company in effect immediately before the Executive's death, [TAKING INTO ACCOUNT THE YEARS, IF ANY, OF CREDITED SERVICE GRANTED TO THE EXECUTIVE UNDER][CUSTOMIZE WITH SPECIFIC PROVISIONS FOR RETIREE/SURVIVOR COVERAGE.]

      4.11 Sole and Exclusive Obligations. The obligations of the Company under this Agreement with respect to any Termination of Employment of the Executive during the Post-Change Period, Imminent Control Change Period, Post-Significant Acquisition Period, or Post-Disaggregation Period shall, except as provided in
Section 4.2, supersede any severance obligations of the Company in any other Plan of the Company or agreement between Executive and the Company, including, without limitations, the Exelon Corporation Key Management Severance Plan or any other Plan or agreement (including an offer of employment or employment contract) of the Company or any Affiliates which provides for severance benefits. In the event of any inconsistency, ambiguity or conflict between the terms of such other Plan of the Company or agreement between Executive and the Company and this Agreement with respect to any severance obligations of the Company (other than obligations with respect to credited service under the SERP in any agreement), this Agreement shall govern.

                                   ARTICLE V.

                  CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY

      5.1 Gross-Up Payment. If at any time or from time to time, it shall be determined by the Company's independent auditors that any payment or other benefit to Executive pursuant to Article II or Article IV of this Agreement or otherwise ("Potential Parachute Payment") is or will become subject to the excise tax imposed by Section 4999 of the Code or any similar tax payable under any United States federal, state, local, foreign or other law ("Excise Taxes"), then the Company shall, subject to Section 5.2, pay or cause to be paid a tax gross-up payment ("Gross-Up Payment") with respect to all such Excise Taxes and other Taxes on the Gross-Up Payment. The Gross-Up Payment shall be an amount equal to the product of

            (a) The amount of the Excise Taxes (calculated at the effective marginal rates of all federal, state, local, foreign or other law),

      multiplied by

            (b) A fraction (the "Gross-Up Multiple"), the numerator or which is one (1.0), and the denominator of which is one (1.0) minus the lesser of
      (i) the sum, expressed as a decimal fraction, of the effective marginal rates of any Taxes and any Excise Taxes applicable to the Gross-Up Payment or (ii) .80, it being intended that the Gross-Up Multiple shall in no event exceed five (5.0). If different rates of tax are applicable to various portions of a Gross-Up Payment, the weighted average of such rates shall be used. For purposes of this Section, Executive shall be deemed to be subject to the highest effective marginal rate of Taxes.

The Gross-Up Payment is intended to compensate Executive for all such Excise Taxes and any other Taxes payable by Executive with respect to the Gross-Up Payment. The Company shall pay or cause to be paid the Gross-Up Payment to Executive within thirty (30) days of the calculation of such amount, but in no event after the Executive makes payment to the IRS of such Excise Taxes.

      5.2   Limitation on Gross-Up Payments.

            (a) To the extent possible, any payments or other benefits to Executive pursuant to Article II and Article IV of this Agreement shall be allocated as consideration for Executive's entry into the covenants of
      Article IX.

            (b) Notwithstanding any other provision of this Article V, if the aggregate amount of the Potential Parachute Payments that, but for this
      Section 5.2, would be payable to Executive, does not exceed 110% of Floor Amount (as defined below), then no Gross-Up Payment shall be made to Executive and the aggregate amount of Potential Parachute Payments payable to Executive shall be reduced (but not below the Floor Amount) to the largest amount which would both (i) not cause any Excise Tax to be payable by Executive and (ii) not cause any Potential Parachute Payments to become nondeductible by the Company by reason of Section 280G of the Code (or any successor provision). For purposes of the preceding sentence, "Floor Amount" means the greatest pre-tax amount of Potential Parachute Payments that could be paid to Executive without causing Executive to become liable for any Excise Taxes in connection therewith.

      5.3 Additional Gross-up Amounts. If, for any reason (whether pursuant to subsequently enacted provisions of the Code, final regulations or published rulings of the IRS, or a final judgment of a court of competent jurisdiction) the Company's independent auditors later determine that the amount of Excise Taxes payable by Executive is greater than the amount initially determined pursuant to Section 5.1, then the Company shall, subject to Sections 5.2 and 5.4, pay Executive, within thirty (30) days of such determination, or pay to the IRS as required by applicable law, an amount (which shall also be deemed a Gross-Up Payment) equal to the product of:

            (a) the sum of (i) such additional Excise Taxes and (ii) any interest, penalties, expenses or other costs incurred by Executive as a result of having taken a position in accordance with a determination made pursuant to Section 5.1 or 5.4, multiplied by

            (b)   the Gross-Up Multiple.

      5.4   Amount Increased or Contested.

            (a) Executive shall notify the Company in writing (an "Executive's Notice") of any claim by the IRS or other taxing authority (an "IRS Claim") that, if successful, would require the payment by Executive of Excise Taxes in respect of Potential Parachute Payments in an amount in excess of the amount of such Excise Taxes determined in accordance with
      Section 5.1. Executive's Notice shall include the nature and amount of such IRS Claim, the date on which such IRS Claim is due to be paid (the "IRS Claim Deadline"), and a copy of all notices and other documents or correspondence received by Executive in respect of such IRS Claim. Executive shall give the Executive's Notice as soon as practicable, but no later than the earlier of (i) 10 days after Executive first obtains actual knowledge of such IRS Claim or (ii) five days before the IRS Claim Deadline; provided, however, that any failure to give such Executive's Notice shall affect the Company's obligations under this Article only to the extent that the Company is actually prejudiced by such failure. If at least one business day before the IRS Claim Deadline the Company shall:

                  (i) deliver to Executive a written certificate from the
            Company's independent auditors ("Company Certificate") to the effect that, notwithstanding the IRS Claim, the amount of Excise Taxes, interest or penalties payable by Executive is either zero or an amount less than the amount specified in the IRS Claim,

                  (ii) pay to Executive, or to the IRS as required by applicable law, an amount (which shall also be deemed a Gross-Up Payment) equal to difference between the product of (A) amount of Excise Taxes, interest and penalties specified in the Company Certificate, if any, multiplied by (B) the Gross-Up Multiple, less the portion of such product, if any, previously paid to Executive by the Company, and

                  (iii) direct Executive pursuant to Section 5.4(d) to
            contest the balance of the IRS Claim,

      then Executive shall pay only the amount, if any, of Excise Taxes, interest and penalties specified in the Company Certificate. In no event shall Executive pay an IRS Claim earlier than 30 business days after having given an Executive's Notice to the Company (or, if sooner, the IRS Claim Deadline).

            (b) At any time after the payment by Executive of any amount of Excise Taxes, other Taxes or related interest or penalties in respect of Potential Parachute Payments (including any such amount equal to or less than the amount of such Excise Taxes specified in any Company Certificate, or IRS Claim), the Company may in its discretion require Executive to pursue a claim for a refund (a "Refund Claim") of all or any portion of such Excise Taxes, other Taxes, interest or penalties as may be specified by the Company in a written notice to Executive.

            (c) If the Company notifies Executive in writing that the Company desires Executive to contest an IRS Claim or to pursue a Refund Claim, Executive shall:

                  (i) give the Company all information that it reasonably
            requests in writing from time to time relating to such IRS Claim or Refund Claim, as applicable,

                  (ii) take such action in connection with such IRS Claim or
            Refund Claim (as applicable) as the Company reasonably requests in writing from time to time, including accepting legal representation with respect thereto by an attorney selected by the Company, subject to the approval of Executive (which approval shall not be unreasonably withheld or delayed),

                  (iii) cooperate with the Company in good faith to contest such
            IRS Claim or pursue such Refund Claim, as applicable,

                  (iv) permit the Company to participate in any proceedings relating to such IRS Claim or Refund Claim, as applicable, and

                  (v) contest such IRS Claim or prosecute Refund Claim (as
            applicable) to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company may from time to time determine in its discretion.

      The Company shall control all proceedings in connection with such IRS Claim or Refund Claim (as applicable) and in its discretion may cause Executive to pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the Internal Revenue Service or other taxing authority in respect of such IRS Claim or Refund Claim (as applicable); provided that (i) any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive relating to the IRS Claim is limited solely to such IRS Claim, (ii) the Company's control of the IRS Claim or Refund Claim (as applicable) shall be limited to issues with respect to which a Gross-Up Payment would be payable, and (iii) Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or other taxing authority.

            (d) The Company may at any time in its discretion direct Executive to (i) contest the IRS Claim in any lawful manner or (ii) pay the amount specified in an IRS Claim and pursue a Refund Claim; provided, however, that if the Company directs Executive to pay an IRS Claim and pursue a Refund Claim, the Company shall advance the amount of such payment to Executive on an interest-free basis and shall indemnify Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest or penalties, imposed with respect to such advance.

            (e) The Company shall pay directly all legal, accounting and other costs and expenses (including additional interest and penalties) incurred by the Company or Executive in connection with any IRS Claim or Refund Claim, as applicable, and shall indemnify Executive, on an after-tax basis, for any Excise Tax or income tax, including related interest and penalties, imposed as a result of such payment of costs and expenses.

      5.5 Refunds. If, after the receipt by Executive or the IRS of any payment or advance of Excise Taxes or other Taxes by the Company pursuant to this Article, Executive receives any refund with respect to such Excise Taxes, Executive shall (subject to the Company's complying with any applicable requirements of Section 5.4) promptly pay the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 5.4 or receipt by the IRS of an amount paid by the Company on behalf of the Executive pursuant to Section 5.4, a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such determination within 30 days after the Company receives written notice of such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid. Any contest of a denial of refund shall be controlled by Section 5.4(d).

                                   ARTICLE VI.

                  EXPENSES, INTEREST AND DISPUTE RESOLUTION

      6.1   Enforcement and Late Payments.

            (a) If, after the Agreement Date, Executive incurs reasonable legal fees or other expenses (including arbitration costs and expenses under Section 6.3) in an effort to secure, preserve, or obtain benefits under this Agreement, the Company shall, regardless of the outcome of such effort, reimburse Executive (in accordance with Section 6.1(b)) for such fees and expenses.

            (b) Reimbursement of legal fees and expenses and gross-up payments shall be made on a current basis, promptly after Executive's written submission of a request for reimbursement together with evidence that such fees and expenses were incurred.

            (c) If Executive does not prevail (after exhaustion of all available judicial remedies) in respect of a claim by Executive or by the Company hereunder, and the

      Company establishes before a court of competent jurisdiction by clear and convincing evidence that Executive had no reasonable basis for Executive's claim hereunder, or for Executive's response to the Company's claim hereunder, or that Executive acted in bad faith, no further reimbursement for legal fees and expenses shall be due to Executive in respect of such claim and Executive shall refund any amounts previously reimbursed hereunder with respect to such claim.

      6.2 Interest. If the Company does not pay any cash amount due to Executive under this Agreement within three business days after such amount first became due and owing, interest shall accrue on such amount from the date it became due and owing until the date of payment at an annual rate equal to 200 basis points above the base commercial lending rate published in The Wall Street Journal in effect from time to time during the period of such nonpayment; provided that the Executive shall not be entitled to interest on any Gross-Up Payment.

      6.3 Arbitration. Any dispute, controversy or claim between the parties hereto arising out of or in connection with or relating to this Agreement (other than disputes related to Article V or to an alleged breach of the covenant contained in Article IX) or any breach or alleged breach thereof, or any benefit or alleged benefit hereunder, shall be settled by arbitration in Chicago, Illinois, before an impartial arbitrator pursuant to the rules and regulations of the American Arbitration Association ("AAA") pertaining to the arbitration of labor disputes. Either party may invoke the right to arbitration. The arbitrator shall be selected by means of the parties striking alternatively from a panel of seven arbitrators supplied by the Chicago office of AAA. The arbitrator shall have the authority to interpret and apply the provisions of this Agreement, consistent with Section 11.11 below. The decision of the arbitrator shall be final and binding upon the parties and a judgment thereon may be entered in the highest court of a forum, state or federal, having jurisdiction. The expenses of the arbitration shall be borne according to Section 6.1. No arbitration shall be commenced after the date when institution of legal or equitable proceedings based upon such subject matter would be barred by the applicable statutes of limitations. Notwithstanding anything to the contrary contained in this Section
6.3 or elsewhere in this Agreement, either party may bring an action in the District Court of Cook County, or the United States District Court for the Northern District of Illinois, if jurisdiction there lies, in order to maintain the status quo ante of the parties. The "status quo ante" is defined as the last peaceable, uncontested status between the parties. However, neither the party bringing the action nor the party defending the action thereby waives its right to arbitration of any dispute, controversy or claim arising out of or in connection or relating to this Agreement. Notwithstanding anything to the contrary contained in this Section 6.3 or elsewhere in this Agreement, either party may seek relief in the form of specific performance, injunctive or other equitable relief in order to enforce the decision of the arbitrator. The parties agree that in any arbitration commenced pursuant to this Agreement, the parties shall be entitled to such discovery (including depositions, requests for the production of documents and interrogatories) as would be available in a federal district court pursuant to Rules 26 through 37 of the Federal Rules of Civil Procedure. In the event that either party fails to comply with its discovery obligations hereunder, the arbitrator shall have full power and authority to compel disclosure or impose sanctions to the full extent of Rule 37 of the Federal Rules of Civil Procedure.

                                  ARTICLE VII.

                  NO ADVERSE EFFECT ON POOLING OF INTERESTS

      Any benefits provided to the Executive under this Agreement may be reduced or eliminated to the extent necessary, in the reasonable judgment of the Board, to enable the Company to account for a merger, consolidation or similar transaction as a pooling of interests; provided that (i) the Board shall have exercised such judgment and given the Executive written notice thereof prior to the Change Date and (ii) the determination of the Board shall be supported by a written certificate of the Company's independent auditors, a copy of which shall be provided to the Executive before the Change Date.

                                  ARTICLE VIII.

                            NO SET-OFF OR MITIGATION

      8.1 No Set-off by Company. Executive's right to receive when due the payments and other benefits provided for under this Agreement is absolute, unconditional and subject to no setoff, counterclaim or legal or equitable defense. Time is of the essence in the performance by the Company of its obligations under this Agreement. Any claim which the Company may have against Executive, whether for a breach of this Agreement or otherwise, shall be brought in a separate action or proceeding and not as part of any action or proceeding brought by Executive to enforce any rights against the Company under this Agreement.

      8.2 No Mitigation. Executive shall not have any duty to mitigate the amounts payable by the Company under this Agreement by seeking new employment or self-employment following termination. Except as specifically otherwise provided in this Agreement, all amounts payable pursuant to this Agreement shall be paid without reduction regardless of any amounts of salary, compensation or other amounts which may be paid or payable to Executive as the result of Executive's employment by another employer or self-employment.

                                   ARTICLE IX.

                              RESTRICTIVE COVENANTS

      9.1 Confidential Information. The Executive acknowledges that in the course of performing services for the Companies and Affiliates, he may create (alone or with others), will have or will learn of, have access to and receive Confidential Information. Confidential Information shall not include: (i) information that is or becomes generally known through no fault of Executive;
(ii) information received from a third party outside of the Company that was disclosed without a breach of any confidentiality obligation; or (iii) information approved for release by written authorization of the Company. The Executive recognizes that all such Confidential Information is the sole and exclusive property of the Company and its Affiliates or of third parties which the Company or Affiliate is obligated to keep confidential, that it is the Company's policy to keep all such Confidential Information confidential, and that disclosure of Confidential Information would cause damage to the Company and its Affiliates. The Executive agrees that, except as required by the duties of Executive's employment with the Company or any of its Affiliates and except in connection with enforcing the Executive's rights under this


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
Agreement or if compelled by a court or governmental agency, in each case provided that prior written notice is given to Company, Executive will not, without the consent of Company, willfully disseminate or otherwise disclose, directly or indirectly, any Confidential Information obtained during his employment with the Company or its Affiliates, and will take all necessary precautions to prevent disclosure, to any unauthorized individual or entity inside or outside the Company, and will not use the Confidential Information or permit its use for the benefit of Executive or any other person or entity other than the Company or its Affiliates. These obligations shall continue during and after the termination of Executive's employment (whether or not after a Change in Control, Imminent Control Change, Significant Acquisition or Disaggregation).

      9.2 Non-Competition. During the period beginning on the Agreement Date and ending on the second anniversary of the Termination Date, whether or not after a Change in Control, Imminent Control Change, Significant Acquisition or Disaggregation, Executive hereby agrees that without the written consent of the Company Executive shall not at any time, directly or indirectly, in any capacity:

            (a) engage or participate in, become employed by, serve as a director of, or render advisory or consulting or other services in connection with, any Competitive Business; provided, however, that after the Termination Date this Section 9.2 shall not preclude Executive from being an employee of, or consultant to, any business unit of a Competitive Business if (i) such business unit does not qualify as a Competitive Business in its own right and (ii) Executive does not have any direct or indirect involvement in, or responsibility for, any operations of such Competitive Business that cause it to qualify as a Competitive Business.

            (b) make or retain any financial investment, whether in the form of equity or debt, or own any interest, in any Competitive Business. Nothing in this subsection shall, however, restrict Executive from making an investment in any Competitive Business if such investment does not (i) represent more than 1% of the aggregate market value of the outstanding capital stock or debt (as applicable) of such Competitive Business, (ii) give Executive any right or ability, directly or indirectly, to control or influence the policy decisions or management of such Competitive Business, and (iii) create a conflict of interest between Executive's duties under this Agreement and his interest in such investment.

      9.3 Non-Solicitation. During the period beginning on the Agreement Date and ending on the second anniversary of any Termination Date, whether or not after a Change in Control, Imminent Control Change, Significant Acquisition or Disaggregation, Executive shall not, directly or indirectly:

            (a) other than in connection with the good-faith performance of his duties as an officer of the Company, cause or attempt to cause any employee or agent of the Company to terminate his or her relationship with the Company;

            (b) employ, engage as a consultant or adviser, or solicit the employment or engagement as a consultant or adviser, of any employee or agent of the Company (other than by the Company or its Affiliates), or cause or attempt or cause any Person to do any of the foregoing;

            (c) establish (or take preliminary steps to establish) a business with, or cause or attempt to cause others to establish (or take preliminary steps to establish) a business with, any employee or agent of the Company, if such business is or will be a Competitive Business; or

            (d) interfere with the relationship of the Company with, or endeavor to entice away from the Company, any Person who or which at any time during the period commencing one year prior to the Termination Date was or is, to the Executive's knowledge, a material customer or material supplier of, or maintained a material business relationship with, the Company.

      9.4 Intellectual Property. During the period of Executive's employment with the Company or any Affiliate, and thereafter upon the Company's request, whether or not after a Change in Control, Imminent Control Change, Significant Acquisition or Disaggregation, Executive shall disclose immediately to the Company all ideas, inventions and business plans that he makes, conceives, discovers or develops alone or with others during the course of his employment with the Company or during the one year period following Executive's Termination Date, including any inventions, modifications, discoveries, developments, improvements, computer programs, processes, products or procedures (whether or not protectable upon application by copyright, patent, trademark, trade secret or other proprietary rights) ("Work Product") that: (i) relate to the business of the Company or any customer or supplier to the Company or any of the products or services being developed, manufactured, sold or otherwise provided by the Company or that may be used in relation therewith; or (ii) result from tasks assigned to Executive by the Company; or (iii) result from the use of the premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company. Executive agrees that any Work Product shall be the property of the Company and, if subject to copyright, shall be considered a "work made for hire" within the meaning of the Copyright Act of 1976, as amended (the "Act"). If and to the extent that any such Work Product is not a "work made for hire" within the meaning of the Act, Executive hereby assigns to the Company all right, title and interest in and to the Work Product, and all copies thereof, and the copyright, patent, trademark, trade secret and all proprietary rights in the Work Product, without further consideration, free from any claim, lien for balance due or rights of retention thereto on the part of Executive.

            (a) The Company hereby notifies Executive that the preceding paragraph does not apply to any inventions for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on the Executive's own time, unless: (i) the invention relates (a) to the Company's business, or (b) to the Company's actual or demonstrably anticipated research or development, or
      (ii) the invention results from any work performed by the Executive for the Company.

            (b) Executive agrees that upon disclosure of Work Product to the Company, Executive will, during his employment and at any time thereafter, at the request and cost of the Company, execute all such documents and perform all such acts as the Company or its duly authorized agents may reasonably require: (i) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world, and when so obtained or vested to renew and restore the same; and
      (ii) to prosecute or defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection, or otherwise in respect of the Work Product.

            (c) In the event that the Company is unable, after reasonable effort, to secure Executive's execution as provided in subsection (b) above, whether because of Executive's physical or mental incapacity or for any other reason whatsoever, Executive hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agent and attorney-in-fact, to act for and on his behalf to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution, issuance and protection of letters patent, copyright and other intellectual property protection with the same legal force and effect as if personally executed by Executive.

      9.5   Reasonableness of Restrictive Covenants.

            (a) Executive acknowledges that the covenants contained in Sections 9.1, 9.2, 9.3 and 9.4 are reasonable in the scope of the activities restricted, the geographic area covered by the restrictions, and the duration of the restrictions, and that such covenants are reasonably necessary to protect the Company's legitimate interests in its Confidential Information and in its relationships with its employees, customers and suppliers. Executive further acknowledges such covenants are essential elements of this Agreement and that, but for such covenants, the Company would not have entered into this Agreement.

            (b) The Company and Executive have each consulted with their respective legal counsel and have been advised concerning the reasonableness and propriety of such covenants. Executive acknowledges that his observance of the covenants contained in Sections 9.1, 9.2, 9.3 and 9.4 will not deprive Executive of the ability to earn a livelihood or to support his dependents.

      9.6   Right to Injunction; Survival of Undertakings.

            (a) In recognition of the confidential nature of the Confidential Information, and in recognition of the necessity of the limited restrictions imposed by Sections 9.1, 9.2, 9.3 and 9.4 the parties agree that it would be impossible to measure solely in money the damages which the Company would suffer if Executive were to breach any of his obligations under such Sections. Executive acknowledges that any breach of any provision of such Sections would irreparably injure the Company. Accordingly, Executive agrees that if he breaches any of the provisions of such Sections, the Company shall be entitled, in addition to any other remedies to which the Company may be entitled under this Agreement or otherwise, to an injunction to be issued by a court of competent jurisdiction, to restrain any breach, or threatened breach, of such provisions, and Executive hereby waives any right to assert any claim or defense that the Company has an adequate remedy at law for any such breach.

            (b) If a court determines that any of the covenants included in this
      Article IX is unenforceable in whole or in part because of such covenant's duration or geographical or other scope, such court shall have the power to modify the duration or scope of such provision, as the case may be, so as to cause such covenant as so modified to be enforceable.

            (c) All of the provisions of this Article IX shall survive any Termination of Employment without regard to (i) the reasons for such termination or (ii) the expiration of the Agreement Term.

            (d) The Company shall have no further obligation to pay or provide severance or benefits under Article II, Article IV, or Article V if a court determines that the Executive has breached any covenant in this
      Article IX.

                                   ARTICLE X.

                            NON-EXCLUSIVITY OF RIGHTS

      10.1 Other Rights. Except as expressly provided in Section 4.11 or elsewhere in this Agreement, this Agreement shall not prevent or limit Executive's continuing or future participation in any benefit, bonus, incentive or other Plans provided by the Company and for which Executive may qualify, nor shall this Agreement limit or otherwise affect such rights as Executive may have under any other agreements with the Company. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any Plan and any other payment or benefit required by law at or after the Termination Date shall be payable in accordance with such Plan or applicable law except as expressly modified by this Agreement.

      10.2 No Right to Continued Employment. Nothing in this Agreement shall guarantee the right of Executive to continue in employment, and the Company retains the right to terminate the Executive's employment at any time for any reason or for no reason.

                                   ARTICLE XI.

                                  MISCELLANEOUS

      11.1 No Assignability. This Agreement is personal to Executive and without the prior written consent of the Company shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Executive's legal representatives.

      11.2 Successors. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Any successor to the business or assets of the Company which assumes or agrees to perform this Agreement by operation of law, contract, or otherwise shall be jointly and severally liable with the Company under this Agreement as if such successor were the Company.

      11.3 Affiliates. To the extent that immediately prior to the Applicable Trigger Date, the Executive has been on the payroll of, and participated in the incentive or employee benefit


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
plans of, an Affiliate of the Company, the references to the Company contained in Sections 2.9(a)(i) through (vi) and the other Sections of this Agreement referring to benefits to which the Executive may be entitled shall be read to refer to such Affiliate.

      11.4 Payments to Beneficiary. If Executive dies before receiving amounts to which Executive is entitled under this Agreement, such amounts shall be paid in a lump sum to one or more beneficiaries designated in writing by Executive (each, a "Beneficiary"). If none is so designated, the Executive's estate shall be his or her Beneficiary.

      11.5 Non-Alienation of Benefits. Benefits payable under this Agreement shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, before actually being received by Executive, and any such attempt to dispose of any right to benefits payable under this Agreement shall be void.

      11.6 Severability. If any one or more Articles, Sections or other portions of this Agreement are declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any Article, Section or other portion not so declared to be unlawful or invalid. Any Article, Section or other portion so declared to be unlawful or invalid shall be construed so as to effectuate the terms of such Article, Section or other portion to the fullest extent possible while remaining lawful and valid.

      11.7 Amendments. This Agreement shall not be amended or modified except by written instrument executed by the Company and Executive.

      11.8 Notices. All notices and other communications under this Agreement shall be in writing and delivered by hand, by nationally-recognized delivery service that promises overnight delivery, or by first-class registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to Executive, to Executive at his most recent home address on file with the Company.

                  If to the Company:

                  Exelon Corporation
                  37th Floor
                  10 S. Dearborn Street
                  Chicago, Illinois 60690
                  Attention: S. Gary Snodgrass, Senior Vice President and Chief Human Resources Officer
                  Facsimile No.:  (312) 394-5440


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
                  With copy to:

                  Pamela Baker, Esq.
                  Sonnenschein Nath & Rosenthal
                  8000 Sears Tower
                  Chicago, Illinois  60606
                  Facsimile No.:  (312) 876-7934

or to such other address as either party shall have furnished to the other in writing. Notice and communications shall be effective when actually received by the addressee.

      11.9 Joint and Several Liability. The Company and the Subsidiary shall be jointly and severally liable for the obligations of the Company, the Subsidiary, or the Employer hereunder.

      11.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

      11.11 Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its choice of law principles.

      11.12 Captions. The captions of this Agreement are not a part of the provisions hereof and shall have no force or effect.

      11.13 Number and Gender. Wherever appropriate, the singular shall include the plural, the plural shall include the singular, and the masculine shall include the feminine.

      11.14 Tax Withholding. The Company may withhold from any amounts payable under this Agreement or otherwise payable to Executive any Taxes the Company determines to be appropriate under applicable law and may report all such amounts payable to such authority as is required by any applicable law or regulation.

      11.15 No Waiver. Executive's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. A waiver of any provision of this Agreement shall not be deemed a waiver of any other provision, and any waiver of any default in any such provision shall not be deemed a waiver of any later default thereof or of any other provision.


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
      11.16 Entire Agreement. This Agreement contains the entire understanding of Company and Executive with respect to its subject matter.

      IN WITNESS WHEREOF, Executive, Exelon Corporation and __________________ have executed this Change in Control Employment Agreement ________________, 2001.

                                    EXECUTIVE


                                    ____________________________________________


                                    EXELON CORPORATION


                                    By:     ____________________________________

                                    Title:  ____________________________________



                                    ____________________________________________


                                    By:     ____________________________________

                                    Title:  ____________________________________



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